UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BFC Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BFC FINANCIAL CORPORATION
401 East Las Olas Boulevard, Suite 800
Fort Lauderdale, Florida 33301

April 24, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of BFC Financial Corporation, which will be held on May 19, 2015 at 10:00 a.m., local time, at the Bank of America Building, Community Room (Main Floor), 401 East Las Olas Boulevard, Fort Lauderdale, Florida 33301.

Please read these materials so that you will know what we plan to do at the Annual Meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope or otherwise transmit your voting instructions as described on the accompanying proxy card. This way, your shares will be voted as you direct even if you cannot attend the Annual Meeting.

On behalf of your Board of Directors and our employees, I would like to express our appreciation for your continued support.

Sincerely,

Alan B. Levan Chairman of the Board

BFC FINANCIAL CORPORATION
401 East Las Olas Boulevard, Suite 800
Fort Lauderdale, Florida 33301
____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 19, 2015
____________________

Notice is hereby given that the Annual Meeting of Shareholders of BFC Financial Corporation (the “Company”) will be held at the Bank of America Building, Community Room (Main Floor), 401 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, on May 19, 2015, commencing at 10:00 a.m., local time, for the following purposes:

1.	To elect ten directors to the Company’s Board of Directors to serve until the Company’s 2016 Annual Meeting of Shareholders.

2.	To approve an amendment of the Company’s 2014 Stock Incentive Plan to increase the number of shares of the Company’s Class B Common Stock available for grant under the plan from 4,500,000 shares to 8,500,000 shares, resulting in an increase in the total number of shares of the Company’s Class A Common Stock and Class B Common Stock available for grant under the plan from 5,000,000 shares to 9,000,000 shares.

3.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The matters listed above are more fully described in the Proxy Statement that forms a part of this Notice of Meeting.

Only record holders of the Company’s Class A Common Stock or Class B Common Stock at the close of business on April 17, 2015 are entitled to notice of, and to vote at, the Annual Meeting.

Sincerely yours,

Alan B. Levan
Chairman of the Board

Fort Lauderdale, Florida
April 24, 2015

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. THEREFORE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR OTHERWISE TRANSMIT YOUR VOTING INSTRUCTIONS AS DESCRIBED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED FOR THE PROXY CARD IF MAILED IN THE UNITED STATES.

BFC FINANCIAL CORPORATION
401 East Las Olas Boulevard, Suite 800
Fort Lauderdale, Florida 33301
____________________

PROXY STATEMENT
____________________

The Board of Directors of BFC Financial Corporation (the “Company”) is soliciting proxies to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Bank of America Building, Community Room (Main Floor), 401 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, on May 19, 2015 at 10:00 a.m., local time, and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Meeting.

This Proxy Statement and the accompanying Notice of Meeting and proxy card are first being mailed to shareholders on or about April 24, 2015.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to consider and vote upon the election of ten directors to the Company’s Board of Directors and to approve an amendment (the “2014 Stock Incentive Plan Amendment”) to the BFC Financial Corporation 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”) to increase the number of shares of the Company’s Class B Common Stock available for grant under the 2014 Stock Incentive Plan from 4,500,000 shares to 8,500,000 shares, resulting in an increase in the total number of shares of the Company’s Class A Common Stock and Class B Common Stock available for grant under the 2014 Stock Incentive Plan from 5,000,000 shares to 9,000,000 shares. In addition, although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, shareholders will be asked to consider and vote upon such matters. Also, management will be available to report on the Company’s performance during the year ended December 31, 2014 and respond to appropriate questions from shareholders.

Who is entitled to vote at the meeting?

Record holders of the Company’s Class A Common Stock and record holders of the Company’s Class B Common Stock as of the close of business on April 17, 2015 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, 76,953,106 shares of Class A Common Stock and 10,132,184 shares of Class B Common Stock were outstanding and, thus, will be eligible to vote at the Annual Meeting.

What are the voting rights of the holders of Class A Common Stock and Class B Common Stock?

Holders of Class A Common Stock and holders of Class B Common Stock will vote as one class on both the election of directors and the proposal to approve the 2014 Stock Incentive Plan Amendment. Additionally, in most cases, holders of Class A Common Stock and holders of Class B Common Stock will vote as one class on any other matters properly brought before the Annual Meeting. Holders of Class A Common Stock are entitled to one vote per share on each matter, with all holders of Class A Common Stock having in the aggregate 22% of the general voting power. The number of votes represented by each share of Class B Common Stock, which represents in the aggregate 78% of the general voting power, is calculated each year in accordance with the Company’s Amended and Restated Articles of Incorporation. At this year’s Annual Meeting, each outstanding share of Class B Common Stock will be entitled to 26.93 votes on each matter.

As described in further detail below, in addition to the approval of the holders of Class A Common Stock and Class B Common Stock as one class, the 2014 Stock Incentive Plan Amendment requires the approval of the holders of Class B Common Stock as a separate class. Approval of the 2014 Stock Incentive Plan Amendment by the holders of Class B Common Stock will constitute the approval required by the Company’s Amended and Restated Articles of Incorporation of the issuance of the shares of Class B Common Stock pursuant to options and restricted stock awards granted under the 2014 Stock Incentive Plan.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of shares representing a majority of the aggregate voting power (as described above) of the Class A Common Stock and Class B Common Stock outstanding as of the close of business on the Record Date will constitute a quorum. To act on the 2014 Stock Incentive Plan Amendment, holders of a majority of the shares of Class B Common Stock outstanding as of the close of business on the Record Date are also required to be present at the meeting, in person or by proxy.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the Company’s stock transfer agent (“AST”), you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the shareholder of record, and your shares are held in “street name.”

How do I vote my shares?

If you are a shareholder of record, you can give a proxy to be voted at the Annual Meeting by mailing the enclosed proxy card or by transmitting your voting instructions by telephone or internet as described on the enclosed proxy card. You may also vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee has enclosed or provided a voting card for you to use in providing your voting instructions.

Can I vote my shares in person at the Annual Meeting?

If you are a shareholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. However, if you are a “street name” holder, you may vote your shares in person at the Annual Meeting only if you obtain a signed proxy from your broker, bank or other nominee giving you the right to vote the shares.

Shareholders who wish to attend the Annual Meeting may contact the Company’s Investor Relations department at (954) 940-4994 for directions. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your vote by proxy or by providing your voting instructions to your broker, bank or other nominee as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What are my choices when voting?

With respect to the election of directors, you may vote for all of the director nominees, or your vote may be withheld with respect to one or more of the director nominees. The proposal related to the election of directors is described in this Proxy Statement beginning on page 10.

In addition, you may vote for or against, or abstain from voting on, the proposal to approve the 2014 Stock Incentive Plan Amendment. The proposal related to the 2014 Stock Incentive Plan Amendment is described in this Proxy Statement beginning on page 37.

What are the Board’s voting recommendations?

The Board of Directors recommends that you vote your shares FOR ALL of the director nominees and FOR the approval of the 2014 Stock Incentive Plan Amendment.

What if I do not specify on my proxy card how I want my shares voted?

If you execute and mail in your proxy card but do not specify on your proxy card how you want to vote your shares, your shares will be voted FOR ALL of the director nominees and FOR the approval of the 2014 Stock Incentive Plan Amendment. Although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card will vote the proxies in accordance with their best judgment on those matters.

Can I change my vote?

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record owner of your shares, you can do this in one of three ways. First, you can send a signed written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you can submit a new valid proxy bearing a later date or transmit new voting instructions by telephone or internet. Third, you can attend the Annual Meeting and vote in person. However, attendance at the Annual Meeting will not, in and of itself, constitute revocation of a previously executed proxy.

If you are not the record owner of your shares and your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change your vote.

What vote is required for a proposal to be approved?

With respect to the election of directors, the affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Class A Common Stock and Class B Common Stock as one class is required for a director nominee to be elected. A properly executed proxy marked to withhold a vote with respect to the election of one or more director nominees will not be voted with respect to the nominee or nominees indicated, although it will be counted for purposes of determining whether or not a quorum exists.

With respect to the proposal to approve the 2014 Stock Incentive Plan Amendment, the affirmative vote of a majority of the votes cast on the proposal by the holders of the Class A Common Stock and Class B Common Stock as one class and, in addition, the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock will be required for approval. Since abstentions are treated for these purposes as votes cast on the proposal, abstentions will effectively count as votes against the 2014 Stock Incentive Plan Amendment. As described in further detail in this Proxy Statement, under the Company’s Amended and Restated Articles of Incorporation, approval of the holders of Class B Common Stock is required in order to issue the additional shares of Class B Common Stock authorized for grant as a result of the 2014 Stock Incentive Plan Amendment. A vote in favor of approval of the 2014 Stock Incentive Plan Amendment by the holders of Class B Common Stock will also be deemed to constitute a vote in favor of the approval required by the Company’s Amended and Restated Articles of Incorporation of the issuance of the additional shares of Class B Common Stock pursuant to options and restricted stock awards granted under the 2014 Stock Incentive Plan as a result of the 2014 Stock Incentive Plan Amendment. Accordingly, a holder of Class B Common Stock should only vote in favor of the 2014 Stock Incentive Plan Amendment if the holder wishes to approve the 2014 Stock Incentive Plan Amendment and to approve the issuance of the additional shares of Class B Common Stock pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan as a result of the 2014 Stock Incentive Plan Amendment.

If my shares are held in street name, will my broker, bank or other nominee vote my shares for me?

No. If you hold your shares in street name, your broker, bank or other nominee may only vote your shares in its discretion on “routine matters.” Neither the proposal relating to the election of directors nor the proposal to approve the 2014 Stock Incentive Plan Amendment is considered a “routine matter” under applicable rules and regulations. Accordingly, your broker, bank or other nominee will not have discretion to vote your shares at the Annual Meeting if you do not provide voting instructions.

What are broker non-votes?

Broker non-votes occur when a broker, bank or other nominee has discretion to vote on one or more proposals at a meeting but does not have discretion to vote on other matters at the meeting. Because brokers, banks and other nominees will not have discretion to vote on any items of business at the Annual Meeting if they have not received voting instructions from their clients, there will not be broker non-votes on any matter presented at the Annual Meeting.

Are there any other matters to be acted upon at the Annual Meeting?

The Company does not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and Florida law, the Company’s business and affairs are managed under the direction of the Board of Directors. Directors are kept informed of the Company’s business through discussions with management, including the Company’s Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Determination of Director Independence

The Company’s Board of Directors has determined that Darwin Dornbush, Oscar Holzmann, Alan J. Levy, Joel Levy, William Nicholson and Neil Sterling, who together comprise a majority of the Board, are independent. For purposes of making its independence determinations, the Board of Directors used the definition of “independence” set forth in the listing standards of the New York Stock Exchange (the “NYSE”). In making its independence determinations, the Board of Directors specifically discussed and considered the relationships described below, each of which the Board determined did not constitute a material relationship that would impair the director’s independence.

●	With respect to Mr. Dornbush, the Board of Directors considered that he served as a member of the Board of Directors of Benihana Inc. (“Benihana”) from 2009 through January 2012. The Company had a significant investment in Benihana until August 2012 when Benihana was acquired by Safflower Holdings Corp. (“Safflower”). In addition, prior to the completion of that transaction, Alan B. Levan, the Company’s Chairman, Chief Executive Officer and President, and John E. Abdo, the Company’s Vice Chairman, served as members of Benihana’s Board of Directors.

●	With respect to Mr. Holzmann, the Board of Directors considered that his daughter was an employee of KPMG LLP from February 2010 until October 2012 and rejoined KPMG LLP in May 2014. During October 2013, Renin Holdings LLC, a joint venture entity owned 19% by the Company and 81% by BBX Capital Corporation (“BBX Capital”), through acquisition subsidiaries, acquired substantially all of the assets of Renin Corp. BBX Capital subsequently engaged KPMG LLP to audit the historical financial statements of Renin Corp. and its consolidated subsidiaries. As of the Record Date, the Company held an approximately 51% equity interest and 74% voting interest in BBX Capital. In addition, Mr. Alan Levan serves as Chairman and Chief Executive Officer of BBX Capital, Mr. Abdo serves as Vice Chairman of BBX Capital, Jarett S. Levan, a director and Executive Vice President of the Company, is a director and President of BBX Capital, Seth M. Wise, a director and Executive Vice President of the Company, is a director of BBX Capital, and Raymond S. Lopez serves as Chief Financial Officer of each of the Company and BBX Capital.

●	Mr. Alan Levy serves on the Ambassadors Board of Nova Southeastern University. Mr. Alan Levan is a Co-Founder and Co-Chair of the Ambassadors Board, and Mr. Jarett Levan and Mr. Wise serve on the Ambassadors Board as well. Susie Levan, Mr. Alan Levan’s wife, is the other Co-Chair of the Ambassadors Board. In addition, Mr. Alan Levan is a Trustee of Nova Southeastern University and the Chairman of its Finance Committee. Mr. Alan Levy also serves on the Boards of Directors of the Fort Lauderdale Museum of Art, the Community Foundation of Broward, and Business for the Arts of Broward with Mr. Jarett Levan, and as a member of the Broward Workshop with Mr. Alan Levan, Mr. Abdo and Mr. Jarett Levan.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors has established Audit, Compensation and Nominating/Corporate Governance Committees. The Board has adopted a written charter for each of these three committees and Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted in the “Investor Relations” section of the Company’s website at www.bfcfinancial.com, and each is available in print, without charge, to shareholders.

The Board met thirteen times during 2014. Each member of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served during 2014. The Company has no formal policy requiring directors to attend the Company’s annual meeting of shareholders. Two of the Company’s directors attended the Company’s 2014 Annual Meeting of Shareholders.

The Audit Committee

Joel Levy, Chairman, Oscar Holzmann and William Nicholson serve as the members of the Audit Committee. The Board has determined that each of Messrs. Joel Levy, Holzmann and Nicholson is “financially literate” and “independent,” within the meaning of the listing standards of the NYSE and applicable Securities and Exchange Commission (“SEC”) rules and regulations, and that each of Messrs. Joel Levy and Holzmann is qualified as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K promulgated by the SEC. The Audit Committee met eight times during 2014.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. Additionally, the Audit Committee assists Board oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications, performance and independence of the Company’s independent auditor; and (iv) the performance of the Company’s internal audit function. In connection with these oversight functions, the Audit Committee receives reports from, and meets with, the Company’s internal audit group, management and independent auditor. The Audit Committee receives information concerning the Company’s internal control over financial reporting and any deficiencies in such control and has adopted a complaint monitoring procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. A report from the Audit Committee is included in this Proxy Statement on page 44.

The Compensation Committee

Neil Sterling, Chairman, Darwin Dornbush and William Nicholson serve as the members of the Compensation Committee. The Board has determined that each of Messrs. Sterling, Dornbush and Nicholson is “independent,” within the meaning of the listing standards of the NYSE, including the additional independence requirements set forth therein pertaining to Compensation Committee members, and each is a “Non-Employee Director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director,” as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Compensation Committee met six times during 2014.

The Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of the Company’s executive officers. It reviews and determines the compensation of the Company’s executive officers, including the Chief Executive Officer. The Compensation Committee also administers the Company’s equity-based compensation plans, including the 2014 Stock Incentive Plan. Pursuant to its charter, the Compensation Committee has the authority to retain consultants to assist the Compensation Committee in its evaluation of executive compensation, as well as the authority to approve any such consultant’s fees and retention terms. A report from the Compensation Committee is included in this Proxy Statement on page 23.

The Nominating/Corporate Governance Committee

Oscar Holzmann, Chairman, Neil Sterling and Alan J. Levy serve as the members of the Nominating/Corporate Governance Committee. The Board has determined that each of Messrs. Holzmann, Sterling and Alan Levy is “independent” within the meaning of the listing standards of the NYSE. The Nominating/Corporate Governance Committee met one time during 2014.

The Nominating/Corporate Governance Committee is responsible for: (i) assisting the Board in identifying individuals qualified to become directors; (ii) making recommendations of candidates for directorships; (iii) developing and recommending to the Board a set of corporate governance principles for the Company; (iv) overseeing the evaluation of the Board and management; (v) overseeing the selection, composition and evaluation of Board committees; and (vi) overseeing the management continuity and succession planning process.

The Nominating/Corporate Governance Committee reviews, following the end of the Company’s fiscal year, the composition of the Board of Directors and the ability of its current members to continue effectively as directors for the upcoming fiscal year. In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the Nominating/Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If the Nominating/Corporate Governance Committee thinks it is in the Company’s best interest to nominate a new individual for director, or fill a vacancy on the Board which may exist from time to time, the Nominating/Corporate Governance Committee will seek out potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought as follows. Generally, the Nominating/Corporate Governance Committee will identify candidates for directorships through the business and other organization networks of the directors and management. Candidates for director will be selected on the basis of the contributions the Nominating/Corporate Governance Committee believes that those candidates can make to the Board and to management and on such other qualifications and factors as the Nominating/Corporate Governance Committee considers appropriate. Board candidates should have a reputation for honesty and integrity, strength of character, mature judgment and experience in positions with a high degree of responsibility. In addition to reviewing a candidate’s background and accomplishments, candidates for director are reviewed in the context of the current composition of the Board and the evolving needs of the Company. While the Board does not have a formal diversity policy and the Nominating/Corporate Governance Committee does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Board prefers a mix of background and experience among its members. Accordingly, pursuant to the Company’s Corporate Governance Guidelines, the Nominating/Corporate Governance Committee, when assessing potential new directors, seeks individuals from diverse professional backgrounds who provide a broad range of skills, experience and expertise relevant to the Company’s business. The goal of this process is to assemble a group of Board members with deep, varied experience, sound judgment, and commitment to the Company’s success. The Company also requires that its Board members be able to dedicate the time and resources sufficient to allow for the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. If the Nominating/Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend the candidate’s election to the full Board.

Under the Company’s Bylaws, nominations for directors may be made only by or at the direction of the Board of Directors, or by a shareholder entitled to vote who delivers written notice (along with certain additional information specified in the Company’s Bylaws) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Company’s annual meeting of shareholders changes by more than 30 days from the date of the preceding year’s annual meeting of shareholders, written notice of a director nomination must be received by the Company within ten days after the Company first mails notice of or publicly discloses the date of the annual meeting of shareholders. For the Company’s 2016 Annual Meeting of Shareholders, the Company must receive shareholder notice of a director nomination (i) between January 20, 2016 and February 19, 2016 or (ii) if the Company’s 2016 Annual Meeting of Shareholders is held more than 30 days before or after May 19, 2016, within ten days after the Company first mails notice of or publicly discloses the date of the meeting.

Investment Committee

In addition to the Audit, Compensation and Nominating/Corporate Governance Committees, the Board has also established an Investment Committee. The Investment Committee assists the Board in supervising and overseeing the management of the Company’s investments in capital assets. Alan B. Levan, John E. Abdo, Jarett S. Levan and Seth M. Wise currently serve as the members of the Investment Committee. The Investment Committee met 20 times during 2014.

Leadership Structure

The business of the Company is managed under the direction of the Board, which is elected by the Company’s shareholders. The fundamental responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director believes to be the best interests of the Company and its shareholders. The Board’s current leadership structure combines the position of Chairman and Chief Executive Officer, and Alan B. Levan has held this dual position since 1978. The Company believes that the combination of these two positions has been an appropriate and suitable structure for the Board’s function and efficiency, as Mr. Levan serves as the direct link between senior management and the Board. Further, as the founder of the I.R.E. Group (predecessor to the Company) in 1972 and the Chairman, Chief Executive Officer and President of the Company for over 35 years, Mr. Levan is in a position to provide critical insight to the Board and feedback to senior management through his long-term relationships and understanding of the Company’s business and prospects.

Risk Oversight

The Board is responsible for overseeing management and the business and affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for efforts to assure that the Board is provided the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full Board receives and reviews, as appropriate, the reports of the Company’s internal audit group regarding the results of its annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Nominating/Corporate Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that it believes may be material to the Company, including those disclosed in the Company’s reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management processes and systems. While the Board recognizes that the risks which the Company faces are not static, and that it is not possible to identify or mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.

Executive Sessions of Non-Management Directors

During 2014, the Company’s non-management directors met one time in an executive session of the Board in which management directors and other members of management did not participate. Neil Sterling was the presiding director for the session. The non-management directors have scheduled future meetings to be held at least annually, and may schedule additional meetings without management present as they determine.

Communications with the Board of Directors and Non-Management Directors

Interested parties who wish to communicate with the Board of Directors, any individual director or the non-management directors as a group can write to the Company’s Secretary at the Company’s principal executive offices at 401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida 33301. If the person submitting the letter is a shareholder, the letter should include a statement indicating such. Depending on the subject matter, the Company will:

●	forward the letter to the director or directors to whom it is addressed;
●	attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or
●	not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Code of Ethics

The Company has a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is available on the Company’s website at www.bfcfinancial.com. The Company will post amendments to or waivers from the Code of Business Conduct and Ethics (to the extent applicable to the Company’s principal executive officer, principal financial officer or principal accounting officer) on its website.

Compensation Committee Interlocks and Insider Participation

As described above, the Board of Directors has designated directors Neil Sterling, Chairman, Darwin Dornbush and William Nicholson, none of whom are current or former officers or employees of the Company or any of its subsidiaries, to serve on the Compensation Committee. There are no interlocking or other relationships or transactions involving the members of the Compensation Committee required to be disclosed under Item 407(e)(4) of Regulation S-K of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms furnished to the Company and written representations that no other reports were required, the Company believes that, except as described in the following sentence, all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis during the year ended December 31, 2014. On May 20, 2014, William Nicholson filed a Form 4 reporting his exercise of a stock option to purchase 65,357 shares of the Company’s Class A Common Stock on May 14, 2014.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors shall consist of no less than three or more than fifteen directors, and for each director to serve for a term expiring at the Company’s next annual meeting of shareholders. The specific number of directors is set from time to time by resolution of the Board. The Board of Directors currently consists of ten directors.

All ten of the Company’s incumbent directors have been nominated for re-election at the Annual Meeting to serve for a term expiring at the Company’s 2016 Annual Meeting of Shareholders. Each of the director nominees was recommended for election by the Nominating/Corporate Governance Committee and has consented to serve for his term. If any director nominee should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Except as otherwise indicated, no director nominee or director continuing in office has had any change in principal occupation or employment during the past five years.

Directors Standing for Election
for Terms Expiring at the Company’s 2016 Annual Meeting of Shareholders

ALAN B. LEVAN	Director since 1978

Alan B. Levan, age 70, formed the I.R.E. Group (predecessor to the Company) in 1972. Since 1978, he has been Chairman, Chief Executive Officer and President of the Company or its predecessors. Since 1994, he has been Chairman of the Board and Chief Executive Officer of BBX Capital, and he served as Chairman of the Board of BankAtlantic, BBX Capital’s former banking subsidiary, from 1987 until July 2012 when BankAtlantic was sold to BB&T Corporation (“BB&T”). Since 2002, Mr. Alan Levan has also served as Chairman of the Board of Bluegreen Corporation (“Bluegreen”), which was a publicly traded company with common stock listed on the NYSE until April 2013 when Woodbridge Holdings, LLC (“Woodbridge”) acquired all of the shares of Bluegreen’s common stock not previously owned by Woodbridge in a cash merger transaction (the “Woodbridge-Bluegreen Merger”). The Company and BBX Capital currently own 54% and 46%, respectively, of Woodbridge. Prior to the Woodbridge-Bluegreen Merger, the Company, indirectly through Woodbridge, which was a wholly-owned subsidiary of the Company at that time, owned approximately 54% of Bluegreen’s outstanding common stock. Mr. Alan Levan also served as a director of Benihana from June 2009 until August 2012, when Benihana was acquired by Safflower, and as Chairman of the Board and Chief Executive Officer of Woodbridge Holdings Corporation from 1985 until September 2009, when it merged with and into Woodbridge Holdings, LLC (the “BFC-Woodbridge Merger”). The Company’s Board of Directors believes that Mr. Alan Levan is a strong operating executive and that his proven leadership skills enhance the Board and the Company. The Board also believes that Mr. Alan Levan’s management and directorship positions at the Company and its subsidiaries provide the Board with critical insight regarding the business and prospects of the organization. Mr. Alan Levan is the father of Jarett S. Levan. On December 15, 2014, the jury in the federal securities litigation brought by the SEC against BBX Capital and Mr. Alan Levan titled In re: Securities and Exchange Commission v. BankAtlantic Bancorp, Inc. and Alan B. Levan found in favor of BBX Capital and Mr. Alan Levan with respect to all of its disclosures in BBX Capital’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, but found that they had engaged in an act of fraud or deceit toward shareholders or prospective investors knowingly or with severe recklessness (i) with respect to three sentences in BBX Capital’s July 25, 2007 earnings conference call and (ii) in their decision to sell certain loans in the fourth quarter of 2007 and failing to classify these loans as loans held-for-sale in its 2007 Annual Report on Form 10-K. The jury also found that Mr. Alan Levan made or caused to be made false statements to BBX Capital’s independent accountants regarding the held-for-sale issue. The SEC has filed a motion for final judgment (a) to permanently restrain BBX Capital and Mr. Alan Levan from violating securities laws, (b) to impose civil money penalties of approximately $5.2 million against BBX Capital and approximately $1.56 million against Mr. Alan Levan, and (c) to permanently bar Mr. Alan Levan from serving as an officer or director of any SEC reporting company. BBX Capital has stated that it believes the SEC’s claims to be without merit, continues to vigorously defend the action and intends to appeal any judgment entered to the 11th Circuit Court of Appeals.

JOHN E. ABDO	Director since 1988

John E. Abdo, age 71, has served as Vice Chairman of the Company since 1993 and Vice Chairman of BBX Capital since 1994. He was also Vice Chairman of the Board of BankAtlantic and Chairman of its Executive Committee from April 1987 and October 1985, respectively, until July 2012 when BankAtlantic was sold to BB&T. Mr. Abdo has also served as Vice Chairman of the Board of Bluegreen since 2002. He served on the Board of Directors of Benihana from 1990, including service as Vice Chairman, until August 2012 when Benihana was acquired by Safflower. Mr. Abdo is also President of Abdo Companies, Inc., a member of the Board of Directors of the Performing Arts Center Authority (“PACA”) and former President and current director and Chairman of the Finance Committee of the Broward Performing Arts Foundation. Mr. Abdo served as Vice Chairman of Woodbridge Holdings Corporation from 2001 until the consummation of the BFC-Woodbridge Merger during September 2009. The Company’s Board of Directors believes that it benefits from Mr. Abdo’s contributions to the Board, many of which are the result of his extensive experience as part of the Florida business community and the business and affairs of the Company and its subsidiaries based on his long history of service. The Board also believes that Mr. Abdo’s real estate background provides additional knowledge and perspective to the Board.

DARWIN DORNBUSH	Director since 2009

Darwin Dornbush, age 85, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the BFC-Woodbridge Merger after previously serving as a director of Woodbridge Holdings Corporation since 2003. Mr. Dornbush is an attorney in private practice. He served as a partner in the law firm of Dornbush Schaeffer Strongin & Venaglia, LLP from 1964 until January 2015. He also served as Secretary of Cantel Medical Corp., a healthcare company, until 2010 and as a director of that company until 2009. In addition, Mr. Dornbush served as a member of the Board of Directors of Benihana from 1995 through 2005 and again from 2009 through January 2012. From 1983 until 2008, he served as Secretary of Benihana and its predecessor. The Company’s Board of Directors believes that it benefits from Mr. Dornbush’s experience in legal and business matters gained from his career as a practicing attorney and his previous memberships on public company boards.

OSCAR HOLZMANN	Director since 2002

Oscar Holzmann, age 72, has been an Associate Professor of Accounting at the University of Miami School of Business since 1980. He received his Ph.D. in Business Administration from Pennsylvania State University in 1974. The Company’s Board of Directors believes that Mr. Holzmann’s background gives him a unique perspective and position to contribute to the Board. His accounting and financial knowledge also make him a valuable member of the Company’s Audit Committee.

JARETT S. LEVAN	Director since 2009

Jarett S. Levan, age 41, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the BFC-Woodbridge Merger and was appointed to serve as Executive Vice President of the Company during April 2011. He is the President and a director of BBX Capital. He served as the Chief Executive Officer and President of BankAtlantic until July 2012 when BankAtlantic was sold to BB&T. Mr. Jarett Levan also serves as Chairman of Business for the Arts of Broward and as a director of the Broward Center for the Performing Arts, the Fort Lauderdale Museum of Art, the Community Foundation of Broward, the Greater Fort Lauderdale Alliance, the Broward Workshop and the Broward County Cultural Council. The Company’s Board of Directors believes that Mr. Jarett Levan’s operating and management experience, including his executive and director positions at BBX Capital and other affiliates and subsidiaries, allow him to provide insight to the Board with respect to the Company’s business and affairs. Mr. Jarett Levan is the son of Alan B. Levan.

ALAN J. LEVY	Director since 2009

Alan J. Levy, age 75, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the BFC-Woodbridge Merger after previously serving as a director of Woodbridge Holdings Corporation since 2005. Mr. Levy is the founder and, since 1980, has served as the President and Chief Executive Officer of Great American Farms, Inc., an agricultural company involved in the farming, marketing and distribution of a variety of fresh fruits and vegetables. The Company’s Board of Directors believes that Mr. Levy’s leadership skills and business experience gained from his service as the President and Chief Executive Officer of Great American Farms enhances the Board.

JOEL LEVY	Director since 2009

Joel Levy, age 75, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the BFC-Woodbridge Merger after previously serving as a director of Woodbridge Holdings Corporation since 2003. Mr. Levy is currently the Vice Chairman of Adler Group, Inc., a commercial real estate company, and he served as President and Chief Operating Officer of Adler Group from 1984 through 2007. Mr. Levy also serves as President and Chief Executive Officer of JLRE Consulting, Inc. Mr. Levy is a Certified Public Accountant with vast experience in public accounting. The Company’s Board of Directors believes that Mr. Levy’s experience relating to the real estate industry gained from his executive positions at Adler Group and JLRE Consulting and his previous directorship at Woodbridge Holdings Corporation provide meaningful insight to the Board and that, based on his finance and accounting background, Mr. Levy makes important contributions to the Company’s Audit Committee.

WILLIAM NICHOLSON	Director since 2009

William Nicholson, age 69, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the BFC-Woodbridge Merger after previously serving as a director of Woodbridge Holdings Corporation since 2003. Since May 2010, Mr. Nicholson has served as a principal of Heritage Capital Group, an investment banking firm. He also served as a principal of Heritage Capital Group from December 2003 through March 2009. In addition, since 2004, Mr. Nicholson has served as President of WRN Financial Corporation. He was also the Managing Director of BSE Management, LLC from March 2009 through April 2010. The Company’s Board of Directors believes that, because of Mr. Nicholson’s extensive knowledge of the capital and financial markets and broad experience working with the investment community, Mr. Nicholson provides important insight to the Board on financial issues.

NEIL STERLING	Director since 2003

Neil Sterling, age 63, has been the principal of The Sterling Resources Group, Inc., a business development consulting firm, since 1998. He is also the principal of SRG Technology, LLC, a software development and sales company, and New River Consulting Group, LLC, a business development consulting firm. As a successful business consultant and executive, the Company’s Board of Directors believes that Mr. Sterling brings strategic insight to the Board, both with respect to the Company’s business and investments as well as emerging business models.

SETH M. WISE	Director since 2009

Seth M. Wise, age 45, has served as a director and Executive Vice President of the Company since September 2009 when he was appointed to such positions in connection with the consummation of the BFC-Woodbridge Merger. Mr. Wise was appointed to serve as Executive Vice President of BBX Capital during August 2012. Since July 2005, Mr. Wise has served as President of Woodbridge (including its predecessor, Woodbridge Holdings Corporation) after serving as its Executive Vice President since September 2003. At the request of Woodbridge Holdings Corporation, Mr. Wise served as President of Levitt and Sons, LLC, the former wholly owned homebuilding subsidiary of Woodbridge Holdings Corporation, prior to its filing for bankruptcy on November 9, 2007. He also previously was Vice President of Abdo Companies, Inc. The Company’s Board of Directors believes that Mr. Wise’s real estate-related experience and background enhance the Board’s knowledge with respect to the real estate industry and that it benefits from the insight he brings with respect to the Company’s, BBX Capital’s and Woodbridge’s operations based on his executive positions at those companies.

The Board of Directors Unanimously Recommends that Shareholders
Vote “For” the Election of Each of the Director Nominees.

IDENTIFICATION OF EXECUTIVE OFFICERS

The following individuals are executive officers of the Company:

Name	Position
Alan B. Levan	Chairman, Chief Executive Officer and President
John E. Abdo	Vice Chairman
Jarett S. Levan	Executive Vice President and Director
Seth M. Wise	Executive Vice President and Director
Raymond S. Lopez	Chief Financial Officer and Chief Accounting Officer

All executive officers serve until they resign or are replaced or removed by the Board of Directors. Biographical information for each of the Company’s executive officers other than Mr. Lopez is set forth in “Proposal No. 1 – Election of Directors” above.

Raymond S. Lopez, age 40, joined the Company as its Chief Financial Officer and Chief Accounting Officer on March 17, 2015. Since March 17, 2015, Mr. Lopez has also served as Chief Financial Officer of BBX Capital. Prior to joining the Company, Mr. Lopez served as an officer of Bluegreen. He joined Bluegreen as its Controller in 2004 and was promoted to Chief Accounting Officer and Vice President of Bluegreen in 2005 and to Senior Vice President of Bluegreen in 2007. Prior to joining Bluegreen, Mr. Lopez worked in various capacities at Office Depot, Inc. and Arthur Andersen LLP. Mr. Lopez is a Certified Public Accountant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company may be deemed to be controlled by Alan B. Levan, who serves as Chairman, Chief Executive Officer and President of the Company, and John E. Abdo, who serves as Vice Chairman of the Company. Together, Mr. Alan Levan and Mr. Abdo may be deemed to beneficially own shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 74% the Company’s total voting power. See “Security Ownership of Certain Beneficial Owners and Management” below for further information with respect to the share ownership of each of Mr. Alan Levan and Mr. Abdo.

As of the Record Date, the Company held shares of BBX Capital’s Class A Common Stock and Class B Common Stock representing an approximately 51% equity interest and 74% voting interest in BBX Capital. The Company and BBX Capital own 54% and 46%, respectively, of the outstanding equity interests in Woodbridge, which is the sole shareholder of Bluegreen as a result of the Woodbridge-Bluegreen Merger described below. Mr. Alan Levan and Mr. Abdo are each executive officers and directors of BBX Capital and directors of Bluegreen. In addition, Jarett S. Levan, the son of Alan B. Levan, is an executive officer and director of the Company and BBX Capital. Further, Seth M. Wise is an executive officer and director of the Company and an executive officer of BBX Capital, Raymond S. Lopez has been an executive officer of the Company and BBX Capital since March 17, 2015 and he previously served as Chief Accounting Officer and Senior Vice President of Bluegreen, and John K. Grelle served as an executive officer of the Company and BBX Capital until his retirement on March 17, 2015. See “Executive Compensation” below for information regarding the compensation paid by the Company, BBX Capital and Bluegreen to Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan, Mr. Wise and Mr. Grelle, as applicable, for the years ended December 31, 2014, 2013 and 2012.

On April 2, 2013, Woodbridge acquired all of the then-outstanding shares of Bluegreen’s common stock not previously owned by Woodbridge in a cash merger transaction. Pursuant to the terms of the merger agreement between the parties, dated as of November 14, 2012, Bluegreen’s shareholders (other than Woodbridge, whose shares of Bluegreen’s common stock were canceled in connection with the merger without any payment therefor) received consideration of $10.00 in cash for each share of Bluegreen’s common stock that they held at the effective time of the merger, including unvested restricted shares. In addition, each option to acquire shares of Bluegreen’s common stock that was outstanding at the effective time of the merger, whether vested or unvested, was canceled in exchange for the holder’s right to receive the excess, if any, of the $10.00 per share merger consideration over the exercise price per share of the option. The aggregate merger consideration was approximately $149.2 million. As a result of the Woodbridge-Bluegreen Merger, Bluegreen, which was the surviving corporation of the transaction, became a wholly-owned subsidiary of Woodbridge.

In connection with the financing of the Woodbridge-Bluegreen Merger, the Company and Woodbridge entered into a purchase agreement with BBX Capital on April 2, 2013 (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, BBX Capital invested $71.75 million in Woodbridge in exchange for a 46% equity interest in Woodbridge. The Company continues to hold the remaining 54% of Woodbridge’s outstanding equity interests. BBX Capital’s investment in Woodbridge consisted of $60 million in cash and a promissory note in Woodbridge’s favor in the principal amount of $11.75 million. The promissory note has a term of five years, accrues interest at a rate of 5% per annum and provides for payments of interest only on a quarterly basis during the term of the promissory note, with all outstanding amounts being due and payable at the end of the five-year term. During the year ended December 31, 2014, Woodbridge recognized approximately $587,000 of interest income under the note. In connection with BBX Capital’s investment in Woodbridge, the Company and BBX Capital entered into an Amended and Restated Operating Agreement of Woodbridge, which sets forth the Company’s and BBX Capital’s respective rights as members of Woodbridge and provides for, among other things, unanimity on certain specified “major decisions” and for distributions from Woodbridge to be made on a pro rata basis in accordance with the Company’s and BBX Capital’s respective percentage equity interests in Woodbridge.

On October 30, 2013, Renin Holdings LLC, a joint venture entity beneficially owned 81% by BBX Capital and 19% by the Company, through acquisition subsidiaries (Renin Holdings LLC and its acquisition subsidiaries are referred to collectively as the “Renin Purchasers”), acquired substantially all of the assets of Renin Corp. and its subsidiaries, manufacturers of interior closet doors, wall décor, hardware and fabricated glass products, for approximately $12.8 million in cash, net of $1.7 million distributed to Renin Holdings, LLC during February 2014 following the finalization of the working capital adjustment and indemnification obligations of Renin Corp. and its subsidiaries under the terms of the purchase agreement. Bluegreen funded approximately $9.4 million of the transaction consideration in a term loan and revolver facility to the Renin Purchasers. The balance of the transaction consideration was funded by the Company and BBX Capital pro rata in accordance with their percentage equity interests in Renin Holdings LLC. The loan made by Bluegreen to the Renin Purchasers included a $3.0 million term loan and provided for additional borrowings of up to $9.0 million on a revolving basis, of which $10.5 million in the aggregate was borrowed by the Renin Purchasers. Amounts outstanding under the loan bore interest at a fixed rate of 7.25% per annum and were collateralized by substantially all of the assets of the Renin Purchasers. The loan was repaid in full during June 2014 with the proceeds of an approximately $8.0 million financing received by the Renin Purchasers and pro rata capital contributions to Renin Holdings LLC from BBX Capital and the Company of $2,025,000 and $475,000, respectively. During the year ended December 31, 2014, the Renin Purchasers incurred approximately $307,000 of interest expense relating to the loan from Bluegreen.

On May 7, 2013, the Company and BBX Capital entered into a merger agreement which provided for BBX Capital to merge with and into a wholly-owned subsidiary of the Company. Under the terms of the merger agreement, BBX Capital’s shareholders (other than the Company) would have been entitled to receive 5.39 shares of the Company’s Class A Common Stock in exchange for each share of BBX Capital’s Class A Common Stock that they held at the effective time of the merger. While the merger was approved by the Company’s and BBX Capital’s respective shareholders on April 29, 2014, consummation of the merger remained subject to certain closing conditions, including the Company’s Class A Common Stock being approved for listing on a national securities exchange at the effective time of the merger. On December 15, 2014, the Company and BBX Capital mutually agreed to terminate the merger agreement as a result of the inability to satisfy the closing condition requiring the listing of the Company’s Class A Common Stock on a national securities exchange as a consequence of the pendency of the previously described SEC action against BBX Capital and its Chairman and the adverse verdict rendered by the jury in that action.

The following table presents information relating to shared services arrangements between the Company, BBX Capital and Bluegreen, and an information technology services agreement between BFC and BBX Capital for the year ended December 31, 2014 (in thousands).

	For the Year Ended December 31, 2014
	BFC	BBX Capital	Bluegreen
Shared service income (expense)	$682	(229)	(453)
Facilities cost and information technology	$(448)	448	—

In December 2012, the Company entered into an agreement with BBX Capital pursuant to which BBX Capital provides office facilities to the Company at BBX Capital’s and the Company’s principal executive offices. Under the terms of the agreement, the Company reimburses BBX Capital at cost for certain costs and expenses related to the office facilities provided, which totaled $448,000 during the year ended December 31, 2014.

Employees of the Company and BBX Capital are provided health insurance under policies maintained by Bluegreen. Bluegreen is reimbursed at cost for this expense, which was $524,000 during the year ended December 31, 2014.

During the year ended December 31, 2014, Bluegreen paid a subsidiary of the Company approximately $600,000 for a variety of management advisory services.

On March 20, 2015, the Company commenced a tender offer to purchase up to 4,771,221 shares of BBX Capital’s Class A Common Stock at a cash price of $20.00 per share. On April 17, 2015, the Company entered into a Loan Agreement and Promissory Note with a wholly owned subsidiary of Bluegreen pursuant to which Bluegreen’s subsidiary provided an $80 million loan to the Company which the Company intends to use to finance its purchase of shares in the tender offer and for other general corporate purposes. Amounts outstanding on the loan will bear interest at a rate of 10% per annum. Payments of interest only will be required on a quarterly basis, with all amounts outstanding being due and payable at the end of five years. The Company may prepay the loan in whole or in part at any time, and prepayments will be required, to the extent necessary, in order for Bluegreen or its subsidiaries to remain in compliance with covenants under their outstanding indebtedness.

The Company pays Abdo Companies, Inc. approximately $25,500 per month in exchange for Abdo Companies, Inc.’s provision of certain management services. John E. Abdo, the Company’s Vice Chairman, is the principal shareholder and Chief Executive Officer of Abdo Companies, Inc.

Certain of the Company’s affiliates, including its executive officers, have independently made investments with their own funds in both public and private entities that the Company sponsored in 2001 and in which it holds investments.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The structure of the Company’s executive compensation program is intended to reflect the entrepreneurial nature of the Company’s business and its focus on long-term value creation. Performance and long-term value creation are sought to be rewarded through the components of the Company’s executive compensation program, including annual cash bonuses and stock awards that are earned over a multi-year period.

The Company’s principal holdings include its 51% equity interest in BBX Capital and its 54% equity interest in Woodbridge, which owns 100% of Bluegreen. During 2014, the Company’s financial results benefited from the accomplishment at BBX Capital and Bluegreen of numerous strategic objectives, including the following.

●

BBX Capital made significant progress in monetizing certain legacy assets and utilized a portion of those proceeds to substantially reduce BB&T Corporation’s preferred interest in Florida Asset Resolution Group, LLC (“FAR”) to approximately $12.3 million as of December 31, 2014. FAR held assets with an aggregate carrying value of approximately $100.4 million as of December 31, 2014. BBX Capital will own 100% of FAR once BB&T Corporation’s remaining preferred interest in FAR is paid in full.

●	BBX Capital continued to aggressively manage and seek recoveries from its portfolio of legacy assets that had been charged off in prior years.
●	BBX Capital pursued real estate developments and joint ventures with respect to its legacy assets as well as newly acquired real estate.
●	BBX Capital executed its middle market acquisition strategy by acquiring six operating companies.
●

Bluegreen continued the expansion of its “capital-light” business model, which resulted in significant increases in Bluegreen’s sales, profit and cash flow. Bluegreen’s “capital-light” business model involves activities that typically do not require the significant costs and capital investments generally incurred in connection with the acquisition and development of vacation ownership interests and Bluegreen’s traditional vacation ownership business. Bluegreen believes its “capital-light” business strategy enables it to leverage its expertise in resort management, sales and marketing, mortgage servicing, title services, and construction management to generate recurring revenues from third parties.

These and other accomplishments during 2014 generated positive financial results for the Company, including a significant increase in cash and consolidated revenues, year-over-year improvement in book value and an approximately 10.7% increase in the market price of the Company’s Class A Common Stock from December 31, 2013 through December 31, 2014.

The Compensation Committee monitored achievement of these strategic initiatives and other factors during the year. As a result of that process, the Compensation Committee determined that the Named Executive Officers substantially accomplished many of the objectives established for them in 2014. Accordingly, the Compensation Committee approved the payment of cash bonuses and made grants of restricted stock awards that are scheduled to vest over the next four years. Additional details are provided below; see especially “Annual Incentive Program” and “Long-Term Equity Compensation.”

Named Executive Officers

The following individuals were the Named Executive Officers (“NEOs”) of the Company for 2014.

Alan B. Levan	Chairman, Chief Executive Officer and President
John E. Abdo	Vice Chairman
Jarett S. Levan	Executive Vice President
Seth M. Wise	Executive Vice President
John K. Grelle	Executive Vice President, Chief Financial Officer and Chief
Accounting Officer(1)
____________________

(1)       Mr. Grelle retired, effective March 17, 2015.

Compensation Committee Oversight of Executive Compensation

The Compensation Committee of the Company’s Board of Directors administers the compensation program for the Company’s executive officers. The Compensation Committee evaluates and approves the base salaries, annual bonuses and equity awards and other compensation elements for each Named Executive Officer, including the Chief Executive Officer. The Compensation Committee also reviews and approves the Company’s executive compensation plans and policies.

The Compensation Committee’s charter reflects these responsibilities, and the Compensation Committee and the Board annually review and, if appropriate, revise the charter (or, in the case of the Compensation Committee, recommend to the full Board of Directors revisions to the charter). The Board determines the Compensation Committee’s membership, which is composed entirely of independent directors under applicable law and the rules and regulations of the NYSE, including the specific independence requirements for compensation committee members. As previously described, the Board of Directors used the independence requirements set forth in the listing standards of the NYSE in connection with its independence determinations. The Compensation Committee meets at regularly scheduled times during the year, and it may also hold specially scheduled meetings and take action by written consent. When necessary or requested, the Chairman of the Compensation Committee reports at Board meetings on Compensation Committee actions and recommendations.

Executive Compensation Consultants

The Compensation Committee has the authority to engage and retain executive compensation consultants or other advisors to assist with its deliberations. During 2014, the Compensation Committee did not engage the services of an executive compensation consultant.

Role of Management in Executive Compensation Decisions

The Compensation Committee makes all compensation decisions for the Named Executive Officers, and the Compensation Committee reviews and approves recommendations regarding equity awards under the Company’s equity compensation plans. The Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the Named Executive Officers. In reviewing the recommendations of the Chief Executive Officer, the Compensation Committee can exercise its discretion to approve, not approve or modify, upward or downward, any amounts or awards recommended by the Chief Executive Officer.

Consideration of Advisory Votes on Executive Compensation

At the Company’s 2013 Annual Meeting, holders of shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 95% of votes cast voted in favor of the compensation provided to the Company’s Named Executive Officers for 2012. The Compensation Committee was pleased with the shareholders’ favorable endorsement of the Company’s executive compensation program.

In addition, at the Company’s 2013 Annual Meeting for 2013, holders of shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 95% of the votes cast voted in favor of holding non-binding advisory votes on Named Executive Officer compensation every 3 years. Under existing rules of the SEC, the Company was not required to hold an advisory vote on executive compensation at the 2014 Annual Meeting or at this year’s Annual Meeting. Consistent with the results of the 2013 shareholder advisory vote on the frequency of future advisory votes on executive compensation, the Company expects to hold an advisory vote on executive compensation at the Company’s 2016 Annual Meeting of Shareholders, subject to the rules of the SEC.

Although the advisory votes on executive compensation are not binding on the Company, the Compensation Committee intends to consider the outcomes of future votes, as well as other feedback it may receive from shareholders regarding the compensation of Named Executive Officers.

Executive Compensation Philosophy and Objectives

The Company’s compensation program for executive officers consists of a base salary, cash bonuses under the Company’s annual incentive program, periodic grants of stock options or restricted stock awards, and health and welfare benefits.

The Compensation Committee believes that an effective executive compensation program should:

●	reinforce the Company’s business strategy;

●	reflect the Company’s entrepreneurial culture;

●	align the interests of the executive officers with those of shareholders;

●	reward performance and long-term value creation;

●	recognize the individual performance skills and responsibilities of each executive officer; and

●	enable the Company to attract, retain, motivate and reward executive officers who have the experience and ability to conceive and successfully execute the Company’s business and investment strategy.

From time to time, the Compensation Committee reviews market data, but the Compensation Committee does not manage salaries or other components of executive compensation toward a specific market target. This is due to, among other things, the limited number of publicly traded companies comparable to the Company in terms of size and scope, as well as the entrepreneurial nature of the Company, the variability of performance across the Company’s holdings, and the Company’s focus on long-term value creation. Market information, when considered, is used to provide a context and frame of reference for making decisions.

Each of the Named Executive Officers also holds (or, in the case of John K. Grelle, held) an executive position at BBX Capital. During 2014, as in prior years, the Company’s Named Executive Officers also received compensation from BBX Capital for their services on behalf of BBX Capital, in addition to the compensation provided to them by the Company. See “Summary Compensation Table” for additional information. While the Compensation Committee does not determine the compensation paid by BBX Capital, the Compensation Committee considers the fact that the Named Executive Officers allocate a portion of their time to BBX Capital when determining the compensation paid to them by the Company.

As described below under “Employment Agreements,” each of the Named Executive Officers, including Alan B. Levan, the Company’s Chief Executive Officer, have (or, in the case of John K. Grelle, had prior to his retirement in March 2015) employment agreements with the Company. The employment agreements, among other things, provide the structure of the compensation to be paid to them by the Company, including payments to which they may be entitled in connection with termination of their employment under certain circumstances such as following a “Change in Control” of the Company.

Components of Executive Compensation

The Company’s compensation program for the Named Executive Officers has been structured with a goal of achieving the objectives outlined above under “Executive Compensation Philosophy and Objectives.” For the fiscal year ended December 31, 2014, the principal components of compensation for the Named Executive Officers were:

●	base salary;

●	cash bonuses under the Company’s annual incentive program; and

●	long-term equity compensation.

Base Salary

Base salaries enable the Company to attract and retain leadership talent and are determined considering the applicable executive’s skills, experience, performance and potential relative to the responsibilities of his position.

The Compensation Committee believes that the base salaries paid by the Company are competitive with broad market practices based on periodic reviews of market data, trends in pay practices and the responsibilities of the Named Executive Officers. The Compensation Committee annually reviews the base salaries of the Named Executive Officers and makes decisions about any base salary increases after evaluating the Company’s performance and each executive officer’s contribution to those results. The Compensation Committee’s review also includes, among other things, the functional and decision-making responsibilities of each executive, the significance of an executive officer’s specific area of individual responsibility to the Company’s financial performance and strategic goals, and the contribution, experience and work performance of the executive officer relative to the Compensation Committee’s expectations as well as to other executive officers within the Company. The Compensation Committee also considers any recommendations from the Chief Executive Officer for adjustments to the base salaries of the other Named Executive Officers. Under the terms of their respective employment agreements, the base salary of a Named Executive Officer may not be decreased without his consent.

During 2014, the Chief Executive Officer did not recommend any base salary adjustments for the Named Executive Officers. The Compensation Committee considered the Chief Executive Officer’s recommendations and determined that the executives’ existing base salaries were at that time sufficiently competitive and appropriate relative to other components of pay and made no adjustments to the base salaries of the Named Executive Officers during 2014. For additional information regarding the Compensation Committee’s decisions regarding the compensation of the Chief Executive Officer, see “Chief Executive Officer Compensation” below.

During March 2015, the Chief Executive Officer recommended base salary increases at the Company for Jarett S. Levan and Seth M. Wise. After considering the performance, skills, achievements and potential of Messrs. Jarett Levan and Seth Wise and the recommendation of the Chief Executive Officer, the Compensation Committee approved a $75,000 increase to the respective annual base salaries of Messrs. Jarett Levan and Seth Wise at the Company to $450,000.

During March 2015, Raymond S. Lopez succeeded John K. Grelle as the Company’s Chief Financial Officer and Chief Accounting Officer. For 2015, the Compensation Committee approved an annual base salary from the Company of $174,500 for Mr. Lopez and an annual bonus opportunity of up to 60% of his annual base salary. Mr. Lopez also succeeded John K. Grelle as BBX Capital’s Chief Financial Officer and for 2015 will receive an annual base salary from BBX Capital of $174,500 and be eligible to receive an annual bonus in an amount of up to 60% of his annual base salary. Mr. Lopez will also be compensated by Bluegreen for certain continuing services which he is providing to Bluegreen. For 2015, Mr. Lopez will receive from Bluegreen an annual base salary of $26,000 and be eligible to receive an annual bonus in an amount of up to 60% of his annual base salary. Mr. Lopez also remains eligible to receive bonus payments under Bluegreen’s long-term incentive plan. It is expected that Mr. Lopez will receive a bonus of approximately $237,000 under Bluegreen’s long-term incentive plan for 2014. His bonus under Bluegreen’s long-term incentive plan for 2015 is expected to be greater than that amount but will depend on Bluegreen’s results and the terms of the plan.

Annual Incentive Program

The Company’s annual incentive program seeks to encourage high performance by providing executives the opportunity to earn cash bonuses based on achievement of the Company’s strategic and financial initiatives.

Under the Company’s 2014 annual incentive program, the Compensation Committee approved a set of strategic initiatives considered to be important to the success of the Company, including its long-term business strategy, and to represent Company priorities for the year. For 2014, the Compensation Committee approved the following strategic initiatives:

●	Value Creation: Manage the Company’s investments with a goal of long-term value creation, as evidenced by an increase in the Company’s book value.

●	Improve Cash Flow: Identify and generate recurring income in order to improve the Company’s cash flow.

●

Growth of Bluegreen: Oversee and manage the Company’s investment in Bluegreen with a goal of growing Bluegreen’s business and enhancing its value, including through the implementation of its “capital-light” business strategy.

●

Growth of BBX Capital: Oversee and manage the Company’s investment in BBX Capital and implementation of strategic initiatives at BBX Capital, including management of its legacy portfolio, development of new real estate opportunities and joint ventures, and acquisition and management of middle market operating companies.

●	BBX Capital Merger: Pursue consummation of the then-proposed merger between the Company and BBX Capital.

No objective financial targets or formulas for establishing bonus pay were established and no weight or other specific priority was given to any strategic initiative, but rather the strategic initiatives were to be considered by the Compensation Committee, together with the performance of the Named Executive Officer during the year and his role and responsibility with respect to the strategic initiatives, in determining the annual bonus payment to each Named Executive Officer. In addition, the Compensation Committee reserved its right to consider other factors in addition to or in lieu of the strategic initiatives when evaluating Company performance after the end of the year and the annual bonus to be paid to the Named Executive Officers for the year.

As described below under “Employment Agreements,” each Named Executive Officer is eligible under his employment agreement with the Company to receive an annual bonus payment of up to a specified percentage (200% for each of Messrs. Alan Levan and John Abdo; 80% for each of Messrs. Jarett Levan and Seth Wise; and 60% for Mr. John Grelle) of his then-current annual base salary. Accordingly, for 2014, the annual bonus opportunity for each of Messrs. Alan Levan and John Abdo was $1,500,000, the annual bonus opportunity for each of Messrs. Jarett Levan and Seth Wise was $300,000 and the annual bonus opportunity for Mr. John Grelle was $120,000. After evaluating the Company’s performance, including specific consideration of strategic initiatives approved by the Compensation Committee, and the contributions and performance of the Named Executive Officers, the Compensation Committee determines the cash bonuses to be paid to the Named Executive Officers, which may be less than or equal to their annual bonus potentials in the discretion of the Compensation Committee.

In January, 2015 the Compensation Committee reviewed the Company’s results relative to each of the strategic initiatives it had established at the beginning of the year as well as the performance of the Named Executive Officers, including in respect of the strategic initiatives. The Compensation Committee noted that during 2014 significant progress had been made with respect to the Company’s business and investment strategy leading to positive results at the Company. While the proposed merger between the Company and BBX Capital was terminated during December 2014, the Compensation Committee noted the following accomplishments during the year.

●	With respect to the Company’s investment in BBX Capital, the Compensation Committee noted that BBX Capital:

○

monetized more than $85.0 million of legacy assets and utilized a portion of those proceeds to substantially reduce BB&T Corporation’s preferred interest in FAR to approximately $12.3 million as of December 31, 2014;

○	actively managed ongoing real estate opportunities, including investments and joint venture developments;

○

successfully implemented its middle market strategy by (1) acquiring six operating companies that manufacture and sell chocolates and other confections, and (2) developing and implementing a new strategic plan for Renin Holdings, LLC, which is owned 19% by the Company and 81% by the BBX Capital; and

○

continued to achieve success in realizing recoveries from charge offs by obtaining more than $3.9 million in cash payments while pursuing additional collections relating to its commercial loan portfolio.

●	With respect to the Company’s investment in Bluegreen, the Compensation Committee noted:

○	the expansion and success of Bluegreen’s “capital-light” business model, resulting in significant increases in sales, profit and cash flow at Bluegreen; and

○

the payment by Bluegreen of approximately $72 million of dividends to Woodbridge, and the payment by Woodbridge of approximately $37 million of dividends to the Company and approximately $32 million of dividends to BBX Capital.

●	The Company’s consolidated cash flow improved as a result of the above accomplishments and factors, including an increase in unrestricted cash on hand of approximately 28%.

In addition, with respect to the goal of long-term value creation, the Compensation Committee noted the increase in the Company’s book value. The Compensation Committee also took note of the performance of the Company’s stock price, which increased more than 10% during the year.

Based on the above, in January, 2015, the Compensation Committee approved the payment of cash bonuses to the Named Executive Officers equal to the full amount of their respective annual bonus potentials shown above. The annual cash bonuses paid for 2014 are included in the Bonus column of the Summary Compensation Table below.

Long-Term Equity Compensation

The Company’s long-term equity compensation program seeks to ensure that a significant portion of executive compensation is tied to the performance of the Company’s stock. This serves to align the interests of the Named Executive Officers with those of the shareholders. The Company seeks to accomplish this alignment through periodic, typically annual, grants of stock options and/or restricted stock awards. Awards of stock options and/or restricted stock awards provide the Named Executive Officers with a meaningful ownership interest.

Awards of stock options and restricted stock awards are currently made under the BFC Financial Corporation 2014 Stock Incentive Plan, which was approved at the 2014 Annual Meeting by holders of shares of the Company’s Class A Common Stock and Class B Common Stock representing greater than 98% of the votes cast. The 2014 Stock Incentive Plan authorizes the Compensation Committee to grant stock options and restricted stock awards to Named Executive Officers, non-employee members of the Board of Directors, and other employees of the Company, its parent (if any), subsidiaries or affiliates. A total of 5,000,000 shares, including 500,000 shares of the Company’s Class A Common Stock and 4,500,000 shares of the Company’s Class B Common Stock, were available for grant under the 2014 Stock Incentive Plan upon its adoption during June 2014, and options to purchase and restricted stock awards of no more than 1,500,000 shares in the aggregate may be granted under the 2014 Incentive Plan to any individual in any calendar year. As described in further detail below under “Proposal No. 2 — Approval of the 2014 Stock Incentive Plan Amendment,” the Board of Directors, upon the recommendation of the Compensation Committee, has approved, subject to shareholder approval, the 2014 Stock Incentive Plan Amendment which would increase the number of shares of Class B Common Stock available for grant under the 2014 Stock Incentive Plan pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan from 4,500,000 shares to 8,500,000 shares, resulting in an increase in the total number of shares of Class A Common Stock and Class B Common Stock available for grant under the 2014 Stock Incentive Plan pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan from 5,000,000 shares to 9,000,000 shares.

All awards under the 2014 Stock Incentive Plan are made at the discretion of the Compensation Committee, which has the authority to establish the terms and conditions, such as vesting requirements of, the class of common stock covered by, and the performance criteria, if any, of all awards. The Compensation Committee determines whether to make any awards to the Company’s Chief Executive Officer, and, if so, the number of stock options or restricted stock awards to grant, as well as the vesting requirements and any other terms and conditions of the award, including the class of common stock covered by the award. In determining whether to grant any stock options or restricted stock awards to Named Executive Officers other than the Chief Executive Officer, the Compensation Committee considers any recommendations from the Chief Executive Officer. The Compensation Committee may also consider other factors, such as an executive’s level of responsibility, recent performance and expected future performance, previously granted and still outstanding grants of stock options or restricted stock awards, and the potential value of an award relative to other components of executive compensation.

In recent years, the Compensation Committee has chosen to grant restricted stock awards rather than stock options. The Company, and specifically with respect to its investment in BBX Capital, has undergone significant changes since 2012, when BBX Capital sold BankAtlantic, its former wholly owned federal savings bank subsidiary, to BB&T Corporation, and BBX Capital transitioned to an entrepreneurial enterprise focused on real estate activities and investments in operating companies. As the transformation continues and as Bluegreen continues to implement and work to expand its “capital-light” business strategy, the Compensation Committee believes that restricted stock awards serve to appropriately reward the executives for the value they may help create. Also, given the Company’s emphasis on achieving sustainable increases in value over the long-term and the objective of aligning executives’ interests with those of shareholders, the Compensation Committee believes that restricted stock awards currently are the most appropriate form of long-term equity compensation for the Named Executive Officers.

In October, 2014, the Compensation Committee considered the Company’s and each Named Executive Officer’s performance, including the substantial progress made toward accomplishing many of the strategic initiatives described above. In addition, the Compensation Committee determined that the continued leadership of the Named Executive Officers would be important to sustaining the Company’s recent success and implementing its business and investment strategy beyond 2014. Based on those considerations, the Compensation Committee granted restricted stock awards of the Company’s Class B Common Stock to certain Named Executive Officers, including the Chief Executive Officer, as shown below:

Alan B. Levan	1,030,938 Restricted Shares
John E. Abdo	1,030,939 Restricted Shares
Jarett S. Levan	515,470 Restricted Shares
Seth M. Wise	515,470 Restricted Shares

These awards are scheduled to vest in 25% increments on the following dates: September 30, 2015; September 30, 2016; September 30, 2017; and September 30, 2018. They are subject to forfeiture if the executive voluntarily terminates employment or is terminated by the Company for cause prior to the lapse of restrictions. The grant date fair values of these awards are included in the Summary Compensation Table under Stock Awards.

In connection with Mr. Grelle’s retirement on March 17, 2015, the Compensation Committee approved the acceleration of the vesting of restricted stock awards of 220,500 shares of the Company’s Class A Common Stock previously granted to Mr. Grelle. See “Outstanding Equity Awards at Fiscal-Year End 2014” below.

Benefits

The Named Executive Officers are provided certain benefits, such as medical, dental, life, disability and related insurance coverage, that are substantially the same as those provided to the Company’s other employees. These benefit programs are believed to be competitive with similar programs provided by comparable employers in order to attract and retain talented and qualified employees.

Chief Executive Officer Compensation

Alan B. Levan has served as the Chairman of the Board, Chief Executive Officer and President of the Company since its formation in 1978. In addition, Mr. Levan has served as the Chairman of the Board and Chief Executive Officer of BBX Capital since 1994 and he served as Chairman of BankAtlantic from 1987 until 2012. Mr. Levan has also served as non-executive Chairman of Bluegreen since 2002.

The compensation of the Chief Executive Officer seeks to reflect his leadership role and is consistent in terms of its components with the compensation arrangements for other Named Executive Officers. Mr. Levan’s compensation is designed to reward performance, including the achievement of the Company’s long-term strategic plan and other strategic initiatives that may be established from time to time by the Compensation Committee as described above. Accordingly, a majority of his annual total compensation has in recent years, including in 2014, been comprised of either cash bonuses paid under the annual incentive program or annual grants of long-term equity compensation (most recently in the form of restricted stock awards which are scheduled to vest over a four-year period). The value that Mr. Levan may receive from the long-term equity compensation is directly related to the performance of the Company’s stock and therefore serves to reward performance and align his interests with those of other shareholders.

As further described above under “Components of Executive Compensation,” in 2014 the Compensation Committee took the following actions in regard to the Chief Executive Officer’s compensation:

●	maintained his base salary ($750,000) at the same level as 2013;

●	approved a bonus under the Company’s annual incentive program of $1,500,000, which equals the bonus that he received for 2013 under the Company’s annual incentive program; and

●	approved a grant of restricted stock awards of 1,030,938 shares of Class B Common Stock which are scheduled to vest in 25% increments over four years.

In making these decisions, the Compensation Committee considered the strategic initiatives accomplished during 2014 and the importance of retaining Mr. Levan’s services in order to benefit from his extensive experience and demonstrated ability. The Compensation Committee also considered the transformation at BBX Capital that began in 2012 following its sale of BankAtlantic at that time and continued through 2014, as BBX Capital evolved from a bank holding company to an enterprise focused on real estate activities and investments in operating companies. In addition, the Compensation Committee noted the positive performance at Bluegreen, including the continued implementation and expansion of Bluegreen’s “capital-light” business strategy.

As previously described, the Company has entered into an employment agreement with Mr. Levan. For additional information on Mr. Levan’s employment agreement, see “Employment Agreements” below.

Other Executive Compensation Policies

The Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires companies to adopt a policy requiring the recovery of incentive compensation paid to certain executives as a result of an accounting restatement due to material noncompliance with any financial reporting requirement. Final rules relating to this provision of the Dodd-Frank Act have not been adopted. It is expected that a clawback policy will be adopted when the final rules are approved and such a policy is required.

In accordance with Section 162(m) of the Code, the deductibility for federal income tax purposes of compensation paid to certain of the Company’s executive officers in excess of $1.0 million in any year may be restricted. The Compensation Committee considers the potential impact of Section 162(m) as it makes executive compensation determinations. However, the Compensation Committee believes that a tax deduction is only one of several relevant considerations in setting executive compensation. Accordingly, the Compensation Committee has approved and may in the future approve compensation to executive officers which exceeds the deductibility limits or otherwise may not qualify for deductibility. Compensation paid for 2014 to each Named Executive Officer over $1.0 million is not deductible for federal income tax purposes under Section 162(m) of the Code.

Compensation Committee Report

The following Compensation Committee Report shall not be deemed to be “soliciting material” or to be “ filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC, other than as provided in Item 407 of Regulation S-K promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the following Compensation Committee Report be treated as “soliciting material” or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Submitted by the Members of the Compensation Committee: Neil Sterling, Chairman Darwin Dornbush William Nicholson

Summary Compensation Table

The following table sets forth certain summary information concerning compensation which, during 2014, 2013 and 2012, the Company, BBX Capital (including BankAtlantic until its sale in July 2012) and Bluegreen paid to or accrued on behalf of the Company’s Named Executive Officers.

								Change in
								Pension
								Value and
							Non-equity	Nonqualified
							Incentive	Deferred
					Stock	Option	Plan	Compensation	All Other
Name and			Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Principal Position	Source(1)	Year	($)	($)(2)	($)(3)	($)	($)	($)	($)		($)
Alan B. Levan,	BFC	2014	750,000	1,500,000	4,530,323	—	—	—	271,098	(4)	7,051,421
Chairman of the	BBX	2014	750,000	1,500,000	2,189,008	—	—	—	—		4,439,008
Board, President	BXG	2014	—	—	—	—	—	—	—		—
and Chief			1,500,000	3,000,000	6,719,331	—	—	—	271,098		11,490,429
Executive	BFC	2013	750,000	1,500,000	335,650	—	—	—	257,768		2,843,418
Officer	BBX	2013	750,000	1,500,000	1,910,629	—	—	—	—		4,160,629
	BXG	2013	—	—	—	—	—	—	100		100
			1,500,000	3,000,000	2,246,279	—	—	—	257,868		7,004,147
	BFC	2012	978,240	2,200,000	1,463,157	—	—	—	251,709		4,893,106
	BBX	2012	598,741	2,600,000	2,468,053	—	—	—	2,710		5,669,504
	BXG	2012	—	—	—	—	—	—	100		100
			1,576,981	4,800,000	3,931,210	—	—	—	254,519		10,562,710

John E. Abdo,	BFC	2014	750,000	1,500,000	4,530,327	—	—	—	310,855	(5)	7,091,182
Vice Chairman	BBX	2014	750,000	1,500,000	2,189,008	—	—	—	—		4,439,008
of the Board	BXG	2014	—	—	—	—	—	—	8,504		8,504
			1,500,000	3,000,000	6,719,335	—	—	—	319,359		11,538,694
	BFC	2013	750,000	1,500,000	335,650	—	—	—	306,240		2,891,890
	BBX	2013	750,000	1,500,000	1,910,629	—	—	—	—		4,160,629
	BXG	2013	—	—	—	—	—	—	7,788		7,788
			1,500,000	3,000,000	2,246,279	—	—	—	314,028		7,060,307
	BFC	2012	978,240	2,200,000	1,463,157	—	—	—	306,240		4,947,637
	BBX	2012	598,741	2,600,000	2,468,053	—	—	—	—		5,666,794
	BXG	2012	—	—	—	—	—	—	7,170		7,170
			1,576,981	4,800,000	3,931,210	—	—	—	313,410		10,621,601

Jarett S. Levan	BFC	2014	375,000	300,000	2,267,075	—	—	—	63,238	(6)	3,005,313
Executive	BBX	2014	375,000	300,000	1,094,512	—	—	—	8,028		1,777,540
Vice President	BXG	2014	—	—	—	—	—	—	—		—
			750,000	600,000	3,361,587	—	—	—	71,266		4,782,853
	BFC	2013	375,000	300,000	166,600	—	—	—	52,000		893,600
	BBX	2013	375,000	300,000	955,321	—	—	—	12,772		1,643,093
	BXG	2013	—	—	—	—	—	—	—		—
			750,000	600,000	1,121,921	—	—	—	64,772		2,536,693
	BFC	2012	144,231	350,000	731,579	—	—	—	52,000		1,277,810
	BBX	2012	331,699	950,000	1,234,033	—	—	—	18,027		2,533,759
	BXG	2012	—	—	—	—	—	—	—		—
			475,930	1,300,000	1,965,612	—	—	—	70,027		3,811,569

								Change in
								Pension
								Value and
							Non-equity	Nonqualified
							Incentive	Deferred
					Stock	Option	Plan	Compensation	All Other
Name and			Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Source(1)	Year	($)	($)(2)	($)(3)	($)	($)	($)	($)	($)
Seth M. Wise,	BFC	2014	375,000	300,000	2,267,075	—	—	—	17,000 (7)	2,959,075
Executive	BBX	2014	375,000	300,000	1,094,512	—	—	—	—	1,769,512
Vice President	BXG	2014	—	—	—	—	—	—	—	—
			750,000	600,000	3,361,587	—	—	—	17,000	4,728,587
	BFC	2013	375,000	300,000	166,600	—	—	—	7,200	848,800
	BBX	2013	375,000	300,000	955,321	—	—	—	—	1,630,321
	BXG	2013	—	—	—	—	—	—	—	—
			750,000	600,000	1,121,921	—	—	—	7,200	2,479,121
	BFC	2012	754,075	425,000	731,579	—	—	—	7,200	1,917,854
	BBX	2012	86,538	1,050,000	1,234,033	—	—	—	—	2,370,571
	BXG	2012	—	—	—	—	—	—	—	—
			840,613	1,475,000	1,965,612	—	—	—	7,200	4,288,425

John K. Grelle	BFC	2014	200,000	120,000	—	—	—	—	12,992 (8)	332,992
CFO(9)	BBX	2014	200,000	120,000	—	—	—	—	—	320,000
	BXG	2014	—	—	—	—	—	—	—	—
			400,000	240,000	—	—	—	—	12,992	652,992
____________________

(1)	Amounts identified as BFC represent amounts paid or accrued by the Company. Amounts identified as BBX represent amounts paid or accrued by BBX Capital (including BankAtlantic until the sale of BankAtlantic to BB&T Corporation during July 2012). Amounts identified as BXG represent amounts paid or accrued by Bluegreen.

(2)	The 2014 amounts for BFC represent cash bonuses paid by the Company to, or accrued by the Company on behalf of, the Named Executive Officers under the Company’s 2014 annual incentive program based on a subjective evaluation of their and the Company’s performance, including in respect of certain strategic initiatives approved each by the Compensation Committee. See “Compensation Discussion and Analysis – Annual Incentive Program” above for additional information regarding the 2014 bonuses from the Company. The 2014 amounts for BBX represent cash bonuses paid by BBX Capital to, or accrued by BBX Capital on behalf of, the Named Executive Officers under BBX Capital’s 2014 annual incentive program based on a subjective evaluation of their and BBX Capital’s performance.

(3)	The 2014 amounts for BFC represent the grant date fair value of restricted stock awards covering 160,408 shares, 160,408 shares, 80,704 shares and 80,704 shares of the Company’s Class A Common Stock approved for granting during 2013, subject to shareholder approval of the Company’s 2014 Stock Incentive Plan, to Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan and Mr. Wise, respectively. These awards were deemed granted by the Company to Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan and Mr. Wise during June 2014 upon shareholder approval of the 2014 Stock Incentive Plan and are scheduled to cliff vest on October 7, 2017. The 2014 amounts for BFC also include the grant date fair value of restricted stock awards covering 1,030,938 shares, 1,030,939 shares, 515,470 shares and 515,470 shares of the Company’s Class B Common Stock granted during October 2014 by the Company to Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan and Mr. Wise, respectively. These restricted stock awards are scheduled to vest in equal annual installments over a four-year period beginning on September 30, 2015. The 2014 amounts for BBX represent the grant date fair value of restricted stock awards covering 132,027 shares of BBX Capital’s Class A Common Stock granted during October 2014 by BBX Capital to each of Mr. Alan Levan and Mr. Abdo and restricted stock awards covering 66,014 shares of BBX Capital’s Class A Common Stock granted during October 2014 by BBX Capital to each of Mr. Jarett Levan and Mr. Wise. These awards are scheduled to vest pro-rata over a four-year period beginning September 30, 2015. During 2015, each of Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan and Mr. Wise agreed to exchange all of their restricted stock awards of BBX Capital for restricted stock units of BBX Capital covering the same number of shares of BBX Capital’s Class A Common Stock.

This exchange did not affect the grant date fair value of the awards. Assumptions used in the calculation of the grant date fair value of the awards described in this footnote are included in Note 18 to the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on March 16, 2015.

(4)	Includes $135,567 of life and disability insurance premium payments and $135,531 of perquisites and other benefits, which consisted of $123,081 related to Mr. Alan Levan’s personal use of the Company’s tickets to entertainment and sporting events, $9,132 for matching contributions to the Company’s 401(k) plan and $3,318 for automobile expenses.

(5)	The amount for BFC includes $306,240 in management fees paid by the Company to Abdo Companies, Inc., of which Mr. Abdo is the principal shareholder and Chief Executive Officer, and $4,615 for matching contributions to the Company’s 401(k) plan.

(6)	Represents perquisites and other benefits of $53,438 related to Mr. Jarett Levan’s personal use of the Company’s tickets to entertainment and sporting events and $9,800 for matching contributions to the Company’s 401(k) plan.

(7)	Represents $9,800 for matching contributions to the Company’s 401(k) plan and $7,200 for Mr. Wise’s automobile expense allowance from the Company.

(8)	Represents $10,660 and $1,101 for Mr. Grelle’s automobile and telephone expense allowance, respectively, from the Company and $1,231 for matching contributions to the Company’s 401(k) plan.

(9)	Mr. Grelle was not a Named Executive Officer of the Company for the years ended December 31, 2013 or 2012. Mr. Grelle retired, effective March 17, 2015.

Grants of Plan-Based Awards - 2014

The following table sets forth information regarding plan-based awards granted by the Company to the Named Executive Officers during 2014. The restricted stock awards set forth in the following table were approved by the Company’s Compensation Committee and made under the Company’s 2014 Stock Incentive Plan.

		Compensation	Stock
		Committee	Awards:		Option Awards:
		Approval Date	Number of		Number of	Exercise or
		(if Different	Shares		Securities	Base Price	Grant Date
	Grant	than Grant	of Stock or		Underlying	of Option	Fair Value of
Name	Date	Date)	Units (#)		Options (#)	Awards	Stock Awards ($)
Alan B. Levan	6/12/2014	10/7/2013	160,408	(1)	—	—	612,759	(3)
	10/6/2014		1,030,938	(2)	—	—	3,917,564	(4)
John E. Abdo	6/12/2014	10/7/2013	160,408	(1)	—	—	612,759	(3)
	10/6/2014		1,030,939	(2)	—	—	3,917,568	(4)
Jarett S. Levan	6/12/2014	10/7/2013	80,704	(1)	—	—	308,289	(3)
	10/6/2014		515,470	(2)	—	—	1,958,786	(4)
Seth M. Wise	6/12/2014	10/7/2013	80,704	(1)	—	—	308,289	(3)
	10/6/2014		515,470	(2)	—	—	1,958,786	(4)
John K. Grelle	N/A		—		—	—	—
____________________

(1)	Represents restricted stock awards of shares of the Company’s Class A Common Stock. The grant of these restricted stock awards was approved by the Company’s Compensation Committee during October 2013, subject to shareholder approval of the Company’s 2014 Stock Incentive Plan. These restricted stock awards were deemed granted upon shareholder approval of the Company’s 2014 Stock Incentive Plan on June 12, 2014 and are scheduled to cliff vest on October 7, 2017.

(2)	Represents restricted stock awards of shares of the Company’s Class B Common Stock. These restricted stock awards are scheduled to vest in four equal annual installments beginning on September 30, 2015.

(3)	Based on the $3.82 per share closing price of the Company’s Class A Common Stock as quoted on the OTCQB on June 12, 2014.

(4)	Based on the $3.80 per share closing price of the Company’s Class B Common Stock as quoted on the OTCQB on October 6, 2014.

The following table sets forth information regarding plan-based awards granted by BBX Capital to the Named Executive Officers during 2014. The awards set forth in the following table were approved by BBX Capital’s Compensation Committee and made under BBX Capital’s 2014 Stock Incentive Plan.

			Option Awards:
		Stock Awards:	Number of
		Number of	Securities		Grant Date
		Shares of	Underlying	Exercise or	Fair Value of
	Grant	Stock or Units	Options	Base Price of	Stock Awards
Name	Date	(#)(1)	(#)	Option Awards	($)(2)
Alan B. Levan	10/7/2014	132,027	—	—	2,189,008
John E. Abdo	10/7/2014	132,027	—	—	2,189,008
Jarett S. Levan	10/7/2014	66,014	—	—	1,094,512
Seth M. Wise	10/7/2014	66,014	—	—	1,094,512
John Grelle	—	—	—	—	—
____________________

(1)	Represents restricted stock awards of shares of BBX Capital’s Class A Common Stock. These awards are scheduled to vest in four equal annual installments beginning on September 30, 2015. As described above, during 2015, each of Messrs. Alan Levan, Abdo, Jarett Levan and Wise agreed to exchange all of their restricted stock awards of BBX Capital for restricted stock units of BBX Capital covering the same number of shares of BBX Capital’s Class A Common Stock. This exchange did not affect the grant date fair value of the awards.

(2)	Based on the $16.58 per share closing price of BBX Capital’s Class A Common Stock on the NYSE on October 7, 2014.

Outstanding Equity Awards at Fiscal-Year End 2014

The following table sets forth certain information regarding equity-based awards of the Company held by the Named Executive Officers as of December 31, 2014.

	Option Awards					Stock Awards
										Equity
									Equity	Incentive
			Equity						Incentive	Plan Awards
			Incentive						Plan Awards	Market or
			Plan Awards:					Market	Number of	Payout Value
	Number of	Number of	Number of			Number of		Value of	Unearned	or Unearned
	Securities	Securities	Securities			Shares or		Shares or	Share, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of		Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock that		Stock that	Rights that	Rights that
	Options	Options	Unearned	Exercise	Expiration	have not		have not	have not	have not
Name	Exercisable	Unexercisable	Options	Price	Date	Vested		Vested	Vested	Vested
Alan B. Levan	—	—	N/A	—	—	450,000	(2)(3)	$1,440,000	N/A	N/A
						926,049	(2)(4)	$2,963,357	N/A	N/A
						297,408	(2)(5)	$951,706	N/A	N/A
						1,030,938	(1)(6)	$3,247,455	N/A	N/A

John E. Abdo	—	—	N/A	—	—	450,000	(2)(3)	$1,440,000	N/A	N/A
						926,049	(2)(4)	$2,963,357	N/A	N/A
						297,408	(2)(5)	$951,706	N/A	N/A
						1,030,939	(1)(6)	$3,247,458	N/A	N/A

Jarett S. Levan	—	—	N/A	—	—	112,500	(2)(3)	$360,000	N/A	N/A
						463,025	(2)(4)	$1,481,680	N/A	N/A
						148,704	(2)(5)	$475,853	N/A	N/A
						515,470	(1)(6)	$1,623,731	N/A	N/A

Seth M. Wise	—	—	N/A	—	—	299,975	(2)(3)	$959,920	N/A	N/A
						463,025	(2)(4)	$1,481,680	N/A	N/A
						148,704	(2)(5)	$475,853	N/A	N/A
						515,470	(1)(6)	$1,623,731	N/A	N/A

John K. Grelle	—	—	N/A	—	—	220,500	(2)(7)	$705,600	N/A	N/A
____________________

(1)	Represents restricted awards of shares of the Company’s Class B Common Stock.

(2)	Represents restricted awards of shares of the Company’s Class A Common Stock.

(3)	Scheduled to vest on September 16, 2015.

(4)	Vesting pro-rata over four years, with the first two installments having vested on September 30, 2013 and 2014.

(5)	Scheduled to vest on October 7, 2017.

(6)	Vesting pro-rata over four years, with the first installment scheduled to vest on September 30, 2015.

(7)	Scheduled to vest on September 16, 2015; however, vesting of the awards accelerated in connection with Mr. Grelle’s retirement on March 17, 2015. The acceleration of vesting of the awards was approved by the Company’s Compensation Committee.

The following table sets forth certain information regarding equity-based awards of BBX Capital held by the Named Executive Officers as of December 31, 2014.

	Option Awards(1)					Stock Awards(1)
										Equity
									Equity	Incentive
			Equity						Incentive	Plan Awards:
			Incentive						Plan Awards:	Market or
			Plan Awards:				Market		Number of	Payout Value
	Number of	Number of	Number of			Number of	Value of		Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Shares or		Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of		or Other	or Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That		Rights That	Rights That
	Options(1)	Options	Unearned	Exercise	Expiration	Have Not	Have Not		Have Not	Have Not
Name	Exercisable	Unexercisable	Options	Price	Date	Vested	Vested		Vested	Vested
Alan B. Levan	2,400 (2)			$475.50	7/11/2015
						188,400	$3,099,180	(3)	N/A	N/A
						143,333	$2,357,828	(4)	N/A	N/A
						132,027	$2,171,844	(5)	N/A	N/A

John E. Abdo	1.600 (2)			$475.50	7/11/2015
						188,400	$3,099,180	(3)	N/A	N/A
						143,333	$2,357,828	(4)	N/A	N/A
						132,027	$2,171,844	(5)	N/A	N/A

Jarett S. Levan	600 (2)			$475.50	7/11/2015
						94,200	$1,549,590	(3)	N/A	N/A
						71,667	$1,178,922	(4)	N/A	N/A
						66,014	$1,085,930	(5)	N/A	N/A

Seth M. Wise	—					94,200	$1,549,590	(3)	N/A	N/A
						71,667	$1,178,922	(4)	N/A	N/A
						66,014	$1,085,930	(5)	N/A	N/A
____________________

(1)	All options and stock awards relate to shares of the BBX Capital’s Class A Common Stock.

(2)	Vested on July 12, 2010.

(3)	Vesting pro-rata over four years, with the first and second installment having vested on September 30, 2013 and 2014, respectively.

(4)	Scheduled to vest on October 8, 2017.

(5)	Vesting pro-rata over four years beginning on September 30, 2015.

Option Exercises and Stock Vested — 2014

The following table sets forth certain information regarding exercises of options to purchase shares of the Company’s common stock by the Named Executive Officers during 2014 and the vesting during 2014 of restricted stock awards of shares of the Company’s common stock previously granted to the Named Executive Officers.

	Stock Options			Restricted Stock Awards
	Number of shares		Value realized	Number of shares	Value realized
	acquired on exercise		on exercise	acquired on vesting	on vesting
Name	(#)		($)(4)	(#)(5)	($)(6)
Alan B. Levan	471,430	(1)	$1,661,309	463,024	$1,824,315
John E. Abdo	506,130	(2)	1,781,024	463,024	1,824,315
Jarett S. Levan	—		—	231,512	912,157
Seth M. Wise	79,824	(3)	285,770	231,512	912,157
John K. Grelle	—		—	—	—
____________________

(1)	Mr. Alan Levan exercised options to purchase 152,680 shares of the Company’s Class A Common Stock and 93,750 shares of the Company’s Class B Common Stock on June 3, 2014. Mr. Levan also exercised options to purchase 225,000 shares of the Company’s Class A Common Stock on September 12, 2014.

(2)	Mr. Abdo exercised options to purchase 187,380 shares of the Company’s Class A Common Stock and 93,750 shares of the Company’s Class B Common Stock on June 3, 2014. Mr. Abdo also exercised options to purchase 225,000 shares of the Company’s Class A Common Stock on September 12, 2014.

(3)	Mr. Wise exercised options to purchase 79,824 shares of the Company’s Class A Common Stock on August 18, 2014.

(4)	Represents the closing price of the Company’s Class A Common Stock and Class B Common Stock, as the case may be, on the date of exercise, less the exercise price of the options, multiplied by the number of shares acquired upon exercise of the option.

(5)	Represents shares of the Company’s Class A Common Stock deemed acquired by the Named Executive Officers on September 30, 2014 upon the vesting of the second installment of the restricted stock awards granted to them during 2012.

(6)	Represents the closing price of the Company’s Class A Common on the vesting date multiplied by the number of shares acquired upon vesting.

The following table sets forth certain information regarding exercises of options to purchase shares of BBX Capital’s Class A Common Stock by the Named Executive Officers during 2014 and the vesting during 2014 of restricted stock awards of shares of BBX Capital’s Class A Common Stock previously granted to the Named Executive Officers.

	Stock Options		Stock Awards
	Number of shares	Value realized	Number of shares		Value realized
	acquired on exercise	on exercise	acquired on vesting		on vesting
Name	(#)	($)	(#)		($)(4)
Alan B. Levan	—	—	106,701	(1)	1,848,173
John E. Abdo	—	—	106,701	(1)	1,848,173
Jarett S. Levan	—	—	54,600	(2)	944,703
Seth M. Wise	—	—	47,100	(3)	820,953
John K. Grelle	—	—	—		—
____________________

(1)	Includes, for each of Mr. Alan Levan and Mr. Abdo, (a) 94,201 shares of BBX Capital’s Class A Common Stock deemed acquired by them on September 30, 2014 upon the vesting of the second installment of the restricted stock awards granted to them by BBX Capital during 2012 and (b) 12,500 shares of BBX Capital’s Class A Common Stock deemed acquired by them on February 23, 2014 upon the vesting of the fourth and final installment of the restricted stock awards granted to them by BBX Capital during 2010.

(2)	Includes (a) 47,100 shares of BBX Capital’s Class A Common Stock deemed acquired by Mr. Jarett Levan on September 30, 2014 upon the vesting of the second installment of the restricted stock awards granted to him by BBX Capital during 2012 and (b) 7,500 shares of BBX Capital’s Class A Common Stock deemed acquired by Mr. Jarett Levan on February 23, 2014 upon the vesting of the fourth and final installment of the restricted stock awards granted to him by BBX Capital during 2010.

(3)	Represents shares of BBX Capital’s Class A Common Stock deemed acquired by Mr. Wise on September 30, 2014 upon the vesting of the second installment of the restricted stock awards granted to him by BBX Capital during 2012.

(4)	Represents the closing price of BBX Capital’s Class A Common Stock on the vesting date multiplied by the number of shares acquired upon vesting.

Pension Benefits

None of the Company, BBX Capital or Bluegreen has in place any plan (other than tax-qualified defined contribution plans) that provides for payments or other benefits to any of the Named Executive Officers at, following, or in connection with their retirement.

Employment Agreements

Effective September 30, 2012, the Company entered into employment agreements with its executive officers, including each of the Named Executive Officers. Under the terms of their respective employment agreements, each of the Named Executive Officers receives (or, in the case of Mr. Grelle, received until his retirement in March 2015) an annual base salary and is entitled to receive (or, in the case of Mr. Grelle, was entitled to receive until his retirement in March 2015) bonus payments under bonus plans established from time to time by the Compensation Committee or otherwise at the discretion of the Compensation Committee.

Since entering into their respective employment agreements, Mr. Alan Levan and Mr. Abdo have each received an annual base salary of $750,000 from the Company. Mr. Jarett Levan and Mr. Wise each received an annual base salary of $375,000 from the Company until March 2015, when their respective annual base salaries were increased to $450,000. The Compensation Committee reviews and, in its discretion, may increase each Named Executive Officer’s base salary on an annual basis. The base salaries may not be decreased without the Named Executive Officer’s consent. Under his employment agreement, Mr. Grelle received an annual base salary of $200,000 from the Company.

Upon execution of their respective employment agreements, Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan, Mr. Wise and Mr. Grelle received a cash bonus of $700,000, $700,000, $50,000, $125,000 and $150,000, respectively. In addition, each of Mr. Alan Levan and Mr. Abdo may receive an annual bonus (sometimes hereinafter referred to as an “Annual Bonus”) of up to 200% of his then-current annual base salary, each of Mr. Jarett Levan and Mr. Wise may receive an Annual Bonus of up to 80% of his then-current annual base salary, and Mr. Grelle was eligible to receive an Annual Bonus of up to 60% of his annual base salary. As previously described, during 2014, Mr. Alan Levan, Mr. Abdo, Mr. Jarett Levan, Mr. Wise and Mr. Grelle received Annual Bonuses of $1,500,000, $1,500,000, $300,000, $300,000 and $120,000, respectively.

In addition, pursuant to the terms of their respective employment agreements, the Company granted 1,852,097 restricted shares of the Company’s Class A Common Stock to each of Mr. Alan Levan and Mr. Abdo, and 926,049 restricted shares of the Company’s Class A Common Stock to each of Mr. Jarett Levan and Mr. Wise, in each case under the Company’s 2005 Stock Incentive Plan. The restricted stock awards are scheduled to vest in four equal annual installments and are subject to the Named Executive Officer’s continued employment with the Company. The first and second installments vested on September 30, 2013 and 2014, respectively.

Each employment agreement may be terminated by the Company for “Cause” or “Without Cause” or by the Named Executive Officer for “Good Reason” (as such terms are defined in the employment agreement). If an employment agreement is terminated by the Company for “Cause,” the applicable Named Executive Officer will be entitled to receive his base salary through the date of termination. If an employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” the applicable executive officer will be entitled to receive (i) his base salary through the date of termination, (ii) the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of termination and (iii) with respect to Mr. Alan Levan, Mr. Abdo, Mr. Wise, and Mr. Jarett Levan, a severance payment as follows. Each of Mr. Alan Levan and Mr. Abdo will be entitled to receive a severance payment in an amount equal to 2 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination (or 2.99 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control” (as defined in the employment agreement)). Each of Mr. Wise and Mr. Jarett Levan will be entitled to receive a severance payment in an amount equal to 1.5 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination (or 2 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control”). In addition, if a Named Executive Officer’s employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” all incentive stock options and restricted stock awards previously granted to the Named Executive Officer by the Company but not yet vested will immediately accelerate and fully vest as of the termination date, and the Company will be required to provide the Named Executive Officer with continued benefits, including, without limitation, health and life insurance, for the following periods: (i) two years following the year in which the termination occurs (or three years following the year in which the termination occurs, if such termination occurred within two years after a “Change in Control”), in the case of each of Mr. Alan Levan and Mr. Abdo, (ii) eighteen months following the year in which the termination occurs (or two years following the year in which the termination occurs, if such termination occurred within two years after a “Change in Control”), in the case of each of Mr. Wise and Mr. Jarett Levan, and (iii) through March 31, 2015, in the case of Mr. Grelle. Each employment agreement will also be terminated upon the Named Executive Officer’s death, in which case the applicable Named Executive Officer’s estate will be entitled to receive his base salary through the date of his death and the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of his death.

Each Named Executive Officer also agreed in his respective employment agreement to enter into a non-disclosure, non-competition, confidentiality and non-solicitation of customers agreement with the Company on terms acceptable to both the Named Executive Officer and the Company. Entry into such agreement is a condition to the Company’s obligation to make and provide the post-termination payments and benefits described in the preceding paragraph.

Effective September 30, 2012, BBX Capital entered into employment agreements with certain of its executive officers, including each of the Named Executive Officers. The terms of the Named Executive Officers’ respective employment agreements with BBX Capital are substantially the same as those described above with respect to their employment agreements with the Company, except for the amount of the bonuses paid to the Named Executive Officers and the amount of restricted shares granted to the Named Executive Officers, in each case in connection with their entry into the employment agreements. Each of Mr. Alan Levan and Mr. Abdo received a bonus of $1,100,000 and was granted 376,802 restricted shares of BBX Capital’s Class A Common Stock in connection with the entry into his employment agreement with BBX Capital. Mr. Jarett Levan received a bonus of $650,000 and was granted 188,401 restricted shares of BBX Capital’s Class A Common Stock in connection with the entry into his employment agreement with BBX Capital. Mr. Wise received a bonus of $750,000 and was granted 188,401 restricted shares of BBX Capital’s Class A Common Stock in connection with the entry into his employment agreement with BBX Capital. Mr. Grelle did not receive a bonus or any restricted shares of BBX Capital’s Class A Common Stock in connection with the entry into his employment agreement with BBX Capital.

Mr. Grelle’s employment agreement with the Company and his employment agreement with BBX Capital expired in accordance with its terms at the time of his retirement in March 2015. Mr. Grelle was not entitled to any compensation or other benefits in connection with his retirement or the expiration of his employment agreement with the Company or BBX Capital, except that the vesting of restricted stock awards of 220,500 shares of the Company’s Class A Common Stock previously granted to Mr. Grelle was accelerated in connection with his retirement. The acceleration of vesting of the awards was approved by the Company’s Compensation Committee. See “Outstanding Equity Awards at Fiscal-Year End 2014” above.

The compensation paid by the Company and BBX Capital for 2014 to the Named Executive Officers pursuant to their respective employment agreements does not constitute “performance-based compensation” exempt from the $1,000,000 deduction limit of Section 162(m) of the Code.

Potential Payments Upon Termination or Change in Control

The following table sets forth certain information with respect to compensation that would become payable by the Company if the Named Executive Officers had ceased employment under the various circumstances below. The amounts shown in the table assume that such cessation of employment was effective as of December 31, 2014. Further, the amounts shown in the table do not include payments and benefits to the extent they are provided by the Company on a non-discriminatory basis to its salaried employees generally upon termination of employment, such as accrued salary and vacation pay. The terms “Cause,” Good Reason” and “Change in Control” have the meanings given to them in the employment agreements between the Company and the Named Executive Officers. Under the employment agreements, a termination upon the Disability (as defined in the employment agreements) of a Named Executive Officer is deemed a termination without Cause. For additional information, see “Employment Agreements” above.

		Termination	Termination
		Without Cause	Without Cause
		or Resignation for	or Resignation for
		Good Reason	Good Reason
	Death	Before a Change in	Within Two
	(Whether Before	Control or More than	Years Following a
Executive and	or After a	Two Years After a	Change in
Payment Elements	Change in Control)	Change in Control	Control
Alan B. Levan:
Bonus payment for year of termination	$1,500,000	1,500,000	1,500,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	4,500,000	6,727,500
Acceleration of equity awards	—	8,602,518	8,602,518
Continuation of health and life insurance	—	159,023	171,798
Total Benefit	$1,500,000	14,761,541	17,001,816

John E. Abdo:
Bonus payment for year of termination	$1,500,000	1,500,000	1,500,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	4,500,000	6,727,500
Acceleration of equity awards	—	8,602,521	8,602,521
Continuation of health and life insurance	—	13,201	20,392
Total Benefit	$1,500,000	14,615,722	16,850,413

Jarett S. Levan:
Bonus payment for year of termination	$300,000	300,000	300,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	1,012,500	1,350,000
Acceleration of equity awards	—	3,941,264	3,941,264
Continuation of health and life insurance	—	22,601	30,425
Total Benefit	$300,000	5,276,365	5,621,689

Seth M. Wise:
Bonus payment for year of termination	$300,000	300,000	300,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	1,012,500	1,350,000
Acceleration of equity awards	—	4,541,184	4,541,184
Continuation of health and life insurance	—	22,601	30,425
Total Benefit	$300,000	5,876,285	6,221,609

		Termination	Termination
		Without Cause	Without Cause
		or Resignation for	or Resignation for
		Good Reason	Good Reason
	Death	Before a Change in	Within Two
	(Whether Before	Control or More than	Years Following a
Executive and	or After a	Two Years After a	Change in
Payment Elements	Change in Control)	Change in Control	Control
John K. Grelle(1):
Base salary through March 31, 2015	$—	50,000	—
Bonus payment for year of termination	120,000	120,000	—
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	—	—
Acceleration of equity awards	—	705,600	—
Continuation of health and life insurance	—	1,645	—
Total Benefit	$120,000	857,245	—
____________________

(1)	As previously described, Mr. Grelle retired effective March 17, 2015. Mr. Grelle was not entitled to any compensation or other benefits in connection with his retirement or the expiration of his employment agreement with the Company, except that the vesting of restricted stock awards of 220,500 shares of the Company’s Class A Common Stock previously granted to Mr. Grelle was accelerated in connection with his retirement. The acceleration of vesting of the awards was approved by the Company’s Compensation Committee. See “Outstanding Equity Awards at Fiscal-Year End 2014” above.

The following table sets forth certain information with respect to compensation that would become payable by BBX Capital if the Named Executive Officers had ceased employment under the various circumstances below. The amounts shown in the table assume that such cessation of employment was effective as of December 31, 2014. Further, the amounts shown in the table do not include payments and benefits to the extent they are provided by BBX Capital on a non-discriminatory basis to its salaried employees generally upon termination of employment, such as accrued salary and vacation pay. The terms “Cause,” Good Reason” and “Change in Control” have the meanings given to them in the employment agreements between BBX Capital and the Named Executive Officers. Under the employment agreements, a termination upon the Disability (as defined in the employment agreements) of a Named Executive Officer is deemed a termination without Cause. For additional information, see “Employment Agreements” above.

		Termination	Termination
		Without Cause	Without Cause
		or Resignation for	or Resignation for
		Good Reason	Good Reason
	Death	Before a Change in	Within Two
	(Whether Before or	Control or More than	Years Following a
Executive and	After a	Two Years After a	Change in
Payment Elements	Change in Control)	Change in Control	Control
Alan B. Levan:
Bonus payment for year of termination	$1,500,000	1,500,000	1,500,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	4,500,000	6,727,500
Acceleration of equity awards	—	7,628,852	7,628,852
Total Benefit	$1,500,000	13,628,852	15,856,352

John E. Abdo:
Bonus payment for year of termination	$1,500,000	1,500,000	1,500,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	4,500,000	6,727,500
Acceleration of equity awards	—	7,628,852	7,628,852
Total Benefit	$1,500,000	13,628,852	15,856,352

		Termination	Termination
		Without Cause	Without Cause
		or Resignation for	or Resignation for
		Good Reason	Good Reason
	Death	Before a Change in	Within Two
	(Whether Before or	Control or More than	Years Following a
Executive and	After a	Two Years After a	Change in
Payment Elements	Change in Control)	Change in Control	Control
Jarett S. Levan:
Bonus payment for year of termination	$300,000	300,000	300,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	1,012,500	1,350,000
Acceleration of equity awards	—	3,814,442	3,814,442
Total Benefit	$300,000	5,126,942	5,464,442

Seth M. Wise:
Bonus payment for year of termination	$300,000	300,000	300,000
Severance payment based on annual base
salary and annual bonus opportunity at
time of termination	—	1,012,500	1,350,000
Acceleration of equity awards	—	3,814,442	3,814,442
Total Benefit	$300,000	5,126,942	5,464,442

John K. Grelle(1):
Base salary through March 31, 2015	$—	50,000	—
Bonus payment for year of termination	120,000	120,000	—
Total Benefit	$120,000	170,000	—
____________________

(1)	As previously described, Mr. Grelle retired effective March 17, 2015. Mr. Grelle was not entitled to any compensation or other benefits, including base salary or bonus payments, in connection with his retirement from his positions at BBX Capital.

Payments Related to the BankAtlantic Sale

In connection with BBX Capital’s sale of BankAtlantic to BB&T Corporation during July 2012, each of the Named Executive Officers received $1,500,000 from BB&T Corporation in exchange for his entry into a three-year non-competition and employee non-solicitation agreement in favor of BB&T Corporation with terms consistent with the restrictive covenants applicable to BBX Capital under the stock purchase agreement between BBX Capital and BB&T Corporation. In addition, subject to the receipt of regulatory approvals from applicable banking regulators, Mr. Alan Levan, Mr. Abdo and Mr. Jarett Levan may receive additional payments totaling $2,145,179, $2,123,194 and $1,413,764, respectively, in connection with BBX Capital’s sale of BankAtlantic. Each of these amounts represents 2.99 times the average annual salary and bonus paid by BBX Capital and BankAtlantic to the Named Executive Officer for the years ended December 31, 2008, 2009 and 2010, and will be paid by BBX Capital and reimbursed by BB&T Corporation only if all required regulatory approvals are received.

DIRECTOR COMPENSATION

The Company’s Compensation Committee recommends director compensation to the full Board of Directors based on factors it considers appropriate and based on the recommendations of management. Each director of the Company who is not also an employee of the Company, BBX Capital or Bluegreen (each, a “non-employee director”) currently receives an annual cash retainer of $70,000 annually for his service on the Company’s Board of Directors. In addition to compensation for their service on the Board of Directors, the Company pays compensation to its non-employee directors for their service on the Board’s committees. The Chairman of the Audit Committee receives an annual cash retainer of $15,000. All other members of the Audit Committee receive annual cash retainers of $10,000. The Chairman of the Compensation Committee and the Nominating/Corporate Governance Committee each receive an annual cash retainer of $3,500. Other than the Chairman, members of the Compensation Committee and the Nominating/Corporate Governance Committee do not currently receive additional compensation for their service on those committees. In addition, the members of the Investment Committee do not currently receive additional compensation for their service on such committee.

Director Compensation Table-2014

The following table sets forth certain information regarding the compensation paid to each individual who served as a non-employee director of the Company during the year ended December 31, 2014 in consideration for his service on the Board and its committees during the year.

					Change in
					Pension
	Fees				Value and
	Earned			Non-Equity	Nonqualified
	or Paid			Incentive	Deferred	All
	in	Stock	Option	Plan	Compensation	Other
	Cash	Awards(1)	Awards(1)	Compensation	Earnings	Compensation	Total
Darwin Dornbush	$70,000	—	—	—	—	—	$70,000
Oscar Holzmann	$83,500	—	—	—	—	—	$83,500
Alan J. Lev	$70,000	—	—	—	—	—	$70,000
Joel Levy	$85,000	—	—	—	—	—	$85,000
William Nicholson	$80,000	—	—	—	—	—	$80,000
Neil Sterling	$73,500	—	—	—	—	—	$73,500
____________________

(1)	As of December 31, 2014, Mr. Holzmann held options to purchase 151,223 shares of the Company’s Class A Common Stock. None of the Company’s other non-employee directors held any options to purchase shares of the Company’s Class A Common Stock or Class B Common Stock as of December 31, 2014. In addition, none of the Company’s non-employee directors held any shares of restricted stock of the Company as of December 31, 2014.

PROPOSAL NO. 2 — APPROVAL OF THE
2014 STOCK INCENTIVE PLAN AMENDMENT

General Information

During April 2014, the Company’s Board of Directors approved and adopted, subject to shareholder approval, the BFC Financial Corporation 2014 Stock Incentive Plan, and at the Company’s 2014 Annual Meeting held during June 2014, the Company’s shareholders approved the 2014 Stock Incentive Plan. The 2014 Stock Incentive Plan provides for the issuance of restricted stock awards of the Company’s Class A Common Stock and Class B Common Stock (which are sometimes collectively referred to herein as “Common Stock”) and for the grant of options to purchase shares of the Company’s Class A Common Stock and Class B Common Stock. The purpose of the 2014 Stock Incentive Plan is to attract, retain and motivate officers and other employees of the Company or its subsidiaries or other affiliates, as well as directors and other individuals who perform services for the Company or its subsidiaries or other affiliates, to compensate them for their services, to encourage ownership by them of stock of the Company, to align their interests with those of the Company’s shareholders in the creation of long-term value, and to promote the success and profitability of the Company’s business.

Description of Proposed Amendment; Reasons for the Amendment

The 2014 Stock Incentive Plan currently limits the total number of shares of the Company’s Common Stock available for grant under the Plan to 5,000,000 shares, consisting of 500,000 shares of Class A Common Stock and 4,500,000 shares of Class B Common Stock. As described in the Company’s Proxy Statement for its 2014 Annual Meeting, restricted stock awards of a total of 482,224 shares of Class A Common Stock which were approved by the Compensation Committee during October 2013 were granted under the 2014 Stock Incentive Plan upon shareholder approval of the 2014 Stock Incentive Plan at the Company’s 2014 Annual Meeting held in June 2014. In addition, restricted stock awards of a total of 3,092,817 shares of Class B Common Stock were granted to certain of the Company’s executive officers during October 2014. As a result, 17,776 shares of Class A Common Stock and 1,407,183 shares of Class B Common Stock currently remain available for issuance pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan. The Board of Directors and Compensation Committee have determined that the current number of shares available for grant under the 2014 Stock Incentive Plan does not afford the flexibility needed to provide sufficient equity-based incentive compensation. The Board of Directors believes that the ability to grant equity-based incentive compensation awards is an important component of its compensation program and enhances the relationship between employee performance and the creation of shareholder value. Accordingly, and based on the recommendation of the Compensation Committee, the Board of Directors has approved, subject to shareholder approval, the 2014 Stock Incentive Plan Amendment, which would increase the number of shares of Class B Common Stock available for grant under the 2014 Stock Incentive Plan pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan from 4,500,000 shares to 8,500,000 shares, resulting in an increase in the total number of shares of Common Stock available for grant under the 2014 Stock Incentive Plan pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan from 5,000,000 shares to 9,000,000 shares.

Other than as described above, the terms and conditions of the 2014 Stock Incentive Plan, which were approved by the Company’s shareholders at the Company’s 2014 Annual Meeting held in June 2014, will remain unchanged. Set forth below is a summary of the 2014 Stock Incentive Plan reflecting the 2014 Stock Incentive Plan Amendment. The following summary is qualified in its entirety by reference to the full text of the 2014 Stock Incentive Plan, as proposed to be amended, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Summary of the 2014 Stock Incentive Plan

Purpose of the Plan. The purpose of the 2014 Stock Incentive Plan is to attract, retain and motivate officers and other employees of the Company or its subsidiaries or other affiliates, as well as directors and other individuals who perform services for the Company or its subsidiaries or other affiliates, to compensate them for their services, to encourage ownership by them of stock of the Company, to align their interests with those of the Company’s shareholders in the creation of long-term value, and to promote the success and profitability of the Company’s business.

Effective Date; Term. The 2014 Stock Incentive Plan became effective upon approval by the Company’s shareholders at the Company’s 2014 Annual Meeting held on June 12, 2014. No awards may be granted after June 12, 2024.

Stock Available Under the Plan. The Company is permitted to grant stock options to purchase, and restricted stock awards of, shares of the Company’s Class A Common Stock and Class B Common Stock to eligible individuals under the 2014 Stock Incentive Plan. If the 2014 Stock Incentive Plan Amendment is approved by the Company’s shareholders, the total number of shares that will be authorized and available for issuance pursuant to stock options and restricted stock awards granted under the 2014 Stock Incentive Plan will be 500,000 shares of Class A Common Stock and 8,500,000 shares of Class B Common Stock (an increase of 4,000,000 shares from the previously authorized Class B Common Stock share amount of 4,500,000). These maximum share amounts will be subject to adjustment in the event of any change in the Company’s Class A Common Stock or Class B Common Stock, as the case may be, including, without limitation, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, reverse stock split, split-up, spin-off, combination or exchange of shares. Any shares subject to stock awards or option grants under the 2014 Stock Incentive Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, will again be available for grant under the plan.

Administration. The 2014 Stock Incentive Plan is required to be administered by an administrative committee consisting of not less than two members of the Board of Directors. The Compensation Committee currently serves, and is expected to continue to serve, as the administrative committee for the 2014 Stock Incentive Plan. The administrative committee has broad discretionary powers. Subject to the terms of the 2014 Stock Incentive Plan, including those described in further detail below, the administrative committee has discretionary authority to, among other things: (i) determine the individuals to whom, and the time or times at which, options and restricted stock awards will be granted; (ii) determine the terms and provisions of each option and restricted stock award granted, including, without limitation, the class and number of shares of stock underlying each option and restricted stock award and the vesting schedule applicable to each option and restricted stock award; (iii) modify or amend each option or restricted stock award, including, without limitation, accelerate or defer the exercise or vesting date of any option or the vesting date of any restricted stock award (in each case with the consent of the holder thereof if the modification or amendment would adversely affect the holder’s right with respect to the option or restricted stock award); (iv) re-price previously granted options and/or substitute new options or restricted stock awards for previously granted options or restricted stock awards, as the case may be, which previously granted options or restricted stock awards may contain less favorable terms, including, in the case of options, higher exercise prices; and (v) interpret the 2014 Stock Incentive Plan and make all other determinations deemed necessary or advisable for the administration thereof.

Eligibility. The administrative committee has the authority to select the people who will receive awards under the 2014 Stock Incentive Plan. Any employee or director of the Company or of any subsidiary, parent (if one shall exist) or other affiliate of the Company, and any independent contractor or agent of the Company or any subsidiary, parent (if one shall exist) or affiliate of the Company, may be selected by the administrative committee to receive awards under the 2014 Stock Incentive Plan.

As of April 17, 2015, approximately 5,379 individuals, including 18 non-employee directors of the Company or its subsidiaries or affiliates and 5,361 employees of the Company or its subsidiaries or affiliates, were eligible under the terms of the 2014 Stock Incentive Plan to be selected to receive stock options and restricted stock awards under the plan.

The 2014 Stock Incentive Plan limits the number of shares underlying stock options and restricted stock awards that may be granted to an individual participant in any calendar year to 1,500,000 shares.

Awards. The 2014 Stock Incentive Plan permits the Company to grant stock options (both incentive stock options and non-qualified stock options) and restricted stock awards. Shares of both the Company’s Class A Common Stock and Class B Common Stock are available for issuance pursuant to options and restricted stock awards granted under the 2014 Stock Incentive Plan, however, it is currently expected that options to purchase, or restricted stock awards of, Class B Common Stock will primarily be granted under the 2014 Stock Incentive Plan.

Stock Options. The administrative committee establishes the terms and conditions of the stock options granted under the 2014 Stock Incentive Plan. The administrative committee may not grant a stock option with a term of greater than 10 years or with a purchase price that is less than the fair market value of a share of the applicable class of stock on the date of grant.

Both incentive stock options that qualify for special federal income tax treatment and non-qualified stock options that do not qualify for special federal income tax treatment may be granted under the 2014 Stock Incentive Plan. Incentive stock options are subject to certain additional restrictions under the Code and the 2014 Stock Incentive Plan. The total number of shares of the Company’s Class A Common Stock and Class B Common Stock authorized for grant under the 2014 Stock Incentive Plan as incentive stock options may not exceed the maximum number of shares of such stock authorized for grant under the 2014 Stock Incentive Plan, as described under “Stock Available Under the Plan” above.

Unless otherwise designated by the administrative committee, options granted are exercisable for a period of ten years after the date of grant, but are subject to earlier termination under certain circumstances, including upon, or after the expiration of a specified period following, such time as the individual’s employment with the Company, or any subsidiary, parent (if one shall exist) or, in certain cases, other affiliate of the Company, is deemed to be terminated under the terms of the 2014 Stock Incentive Plan. Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash and/or shares of the Company’s stock, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, trusts or other entities owned by the option holder and/or such family members, to charitable organizations or upon the death of the option holder.

Restricted Stock Awards. At the time of grant of restricted stock awards granted under the 2014 Stock Incentive Plan, the administrative committee establishes the terms of the restricted stock award, including, without limitation, whether the award is a performance-based restricted stock award, the class and number of shares of stock subject to the award and the vesting schedule applicable to the award.

Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the administrative committee will hold the underlying shares and any dividends or distributions accumulating on such shares. However, the award recipient will have the right to direct the voting of the shares underlying the restricted stock award unless the administrative committee determines otherwise.

All restricted stock awards are subject to a vesting schedule specified by the administrative committee at the time the award is granted. If the administrative committee does not specify a vesting schedule, the award will vest in full on the first anniversary of the grant date unless earlier terminated in accordance with the terms of the 2014 Stock Incentive Plan or the award agreement evidencing the restricted stock award, including upon, or under certain circumstances following the expiration of a period after, such time as the award recipient’s services on behalf of the Company, or any subsidiary, parent (if one shall exist) or other affiliate of the Company, is deemed to have ceased under the terms of the plan.

Performance-Based Restricted Stock Awards. At the time of grant of a restricted stock award, the administrative committee may designate the restricted stock award as a performance-based restricted stock award. In that case, the administrative committee will establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals, which must be attained as a condition of the vesting and/or retention of the shares. The performance goal(s) may be based on one or more of the following:

●	earnings per share;

●	total or net revenue;

●	revenue growth;

●	operating income;

●	net operating income after tax;

●	pre-tax or after-tax income;

●	cash flow;

●	cash flow per share;
●	net income;
●	EBIT;
●	EBITDA;
●	adjusted EBITDA;
●	profit growth;
●	return on equity;
●	return on assets;
●	return on capital employed;
●	economic value added (or an equivalent metric);
●	core earnings;
●	share price performance or other measures of equity valuation;
●	other earnings criteria or profit-related return ratios;
●	total shareholder return;
●	market share;
●	expense levels;
●	working capital levels;
●	strategic business objectives, consisting of one or more objectives based on meeting specified cost, profit, operating profit, sales, revenue, cash or cash generation targets or measures, or goals, including those relating to business expansion, business development, acquisitions or divestitures; or

●	except in the case of a “covered employee” under Section 162(m) of the Code, any other performance criteria established by the administrative committee.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or the results of a business segment or individual business unit and may, in the discretion of the administrative committee, include or exclude certain items, including the operations or results of a business segment or individual business unit and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business segments or units) and/or the past or current performance of other companies. Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

Attainment of the performance goals is measured over a performance measurement period specified by the administrative committee when the award is made. The administrative committee determines in its discretion whether the award recipient has attained the performance goals. If the administrative committee determines that the award recipient attained the performance goals, the administrative committee certifies that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant award will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient).

Mergers and Reorganizations. The number of shares available under the 2014 Stock Incentive Plan and the number of shares subject to stock options and restricted stock awards granted under the 2014 Stock Incentive Plan may be adjusted to reflect any merger, consolidation or other business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the administrative committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, any outstanding options, at the discretion of the administrative committee or the Board of Directors, may be canceled and payment made to the option holder in an amount equal to the value of the canceled options or modified to provide for alternative, nearly equivalent securities. Any outstanding restricted stock award will be adjusted by allocating to the award recipient any money, stock, securities or other property received on account of outstanding shares by the other holders of record of the applicable class of stock, and such money, stock, securities or other property shall be subject to the same terms and conditions as the restricted stock award on account of which it has been issued, exchanged or paid.

Termination or Amendment. The Board of Directors or the administrative committee has the authority to at any time and from time to time terminate, modify, suspend or amend the 2014 Stock Incentive Plan, in whole or in part, provided, however, that no such termination, modification, suspension or amendment will be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule. In addition, no termination, modification, suspension or amendment of the 2014 Stock Incentive Plan will, without the consent of an option holder or restricted stock award recipient, adversely affect such option holder’s or restricted stock award recipient’s rights under any previously granted and then-outstanding stock option or restricted stock award, as the case may be.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of restricted stock awards or stock options granted under the 2014 Stock Incentive Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The 2014 Stock Incentive Plan is not a qualified plan under Section 401(a) of the Code.

Stock Options. Incentive stock options do not create federal income tax consequences when they are granted. If incentive stock options are exercised during the term of the option holder’s employment or within three months thereafter (or within one year thereafter in the case of termination due to death or disability), the exercise does not create federal income tax consequences. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the exercise price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

Incentive stock options that are exercised more than three months after the termination of the option holder’s employment (or more than one year after termination of the option holder’s employment due to death or disability) are treated as non-qualified stock options. Non-qualified stock options do not create federal income tax consequences when they are granted. When non-qualified stock options are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the exercise price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.

When a non-qualified stock option is exercised, the Company is allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income, subject to certain restrictions and limits set forth in the Code. When an incentive stock option is exercised, the Company is not allowed to claim a deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.

Restricted Stock Awards. Restricted stock awards granted under the plan will not result in federal income tax consequences to either the Company or the award recipient. Once the award is vested and the shares subject to the award are distributed, the award recipient is generally required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. The Company is generally allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the 2014 Stock Incentive Plan, such dividend amounts are also included in the ordinary income of the recipient. The Company is generally allowed to claim a deduction for compensation expense for this amount as well.

In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Section 162(m) Deduction Limits. Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to its chief executive officer and other employees (other than its chief financial officer) whose compensation is required to be reported to shareholders under the Exchange Act and the rules and regulations promulgated by the SEC thereunder. However, the statute exempts qualifying “performance-based compensation” from the deduction limit if certain requirements are met. The Company designed its 2014 Stock Incentive Plan so that stock options and performance-based restricted stock awards granted under the plan will, if applicable requirements are met, constitute qualified performance-based compensation if the Board determines to seek such treatment. However, the $1,000,000 limit on deductibility would apply to restricted stock awards made to covered employees that are not designated as performance-based restricted stock awards, including those granted to date under the 2014 Stock Incentive Plan as described above under “Description of Proposed Amendment; Reasons for the Amendment.”

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards granted under the 2014 Stock Incentive Plan. State and local tax consequences may also be significant.

New Plan Benefits

Grants of restricted stock awards and stock options under the 2014 Stock Incentive Plan are at the discretion of the administrative committee. The administrative committee has not yet determined to whom and in what amount any future awards will be made.

Shareholder Vote Required for Approval of 2014 Stock Incentive Plan Amendment

Under the 2014 Stock Incentive Plan and in accordance with the requirements of Section 162(m) of the Code, approval of the 2014 Stock Incentive Plan Amendment requires the affirmative vote of a majority of the votes cast on the 2014 Stock Incentive Plan Amendment, including abstentions. With respect to this voting requirement, holders of the Company’s Class A Common Stock and Class B Common Stock will vote together as a single class on the 2014 Stock Incentive Plan Amendment, with all holders of the Company’s Class A Common Stock outstanding as of the close of business on the Record Date being entitled to one vote per share and having in the aggregate 22% of the general voting power, and all holders of the Company’s Class B Common Stock outstanding as of the close of business on the Record Date being entitled to 26.93 votes per share and having in the aggregate the remaining 78% of the general voting power.

In addition, under the Company’s Amended and Restated Articles of Incorporation, holders of a majority of the shares of the Company’s Class B Common Stock outstanding as of the close of business on the Record Date are required to approve the Company’s 2014 Stock Incentive Plan Amendment as well as the issuance of the additional shares of the Company’s Class B Common Stock pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan as a result of the 2014 Stock Incentive Plan Amendment. A vote in favor of approval of the 2014 Stock Incentive Plan Amendment by the holders of the Company’s Class B Common Stock will be deemed to constitute a vote in favor of approval of the 2014 Stock Incentive Plan and the approval required by the Company’s Amended and Restated Articles of Incorporation of the issuance of the additional shares of the Company’s Class B Common Stock pursuant to options and restricted stock awards which may be granted under the 2014 Stock Incentive Plan as a result of the 2014 Stock Incentive Plan Amendment.

The Board of Directors Unanimously Recommends that Shareholders
Vote “For” the Approval of the 2014 Stock Incentive Plan Amendment.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2014, information regarding awards previously granted and outstanding, and securities authorized for future issuance, under the Company’s equity compensation plans.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities	Weighted-Average	Under Equity
	to be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of	Outstanding	(Excluding Outstanding
	Outstanding Options,	Options,	Options, Warrants
Plan Category	Warrants or Rights	Warrants or Rights	and Rights)
Equity compensation plans approved by
security holders	226,223	$0.41	1,424,959
Equity compensation plans not approved by
security holders	—	—	—
Total	226,223	$0.41	1,424,959

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC, other than as provided in Item 407 of Regulation S-K promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the following Audit Committee Report be treated as “soliciting material” or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The charter of the Audit Committee sets forth the Audit Committee’s responsibilities, which include oversight of the Company’s financial reporting on behalf of the Board of Directors and shareholders. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee and the Company’s management and internal auditors, as well as with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (“PwC”). The Audit Committee discussed with the Company’s internal auditors and PwC the overall scope and plans for their respective audits and met with the internal auditors and PwC, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls and compliance matters. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2014 with management and PwC prior to the filing with the SEC of the Company’s Annual Report on Form 10-K for such year.

Management has primary responsibility for the Company’s financial statements and the overall financial reporting process, including the Company’s system of internal controls. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, and discusses with the Audit Committee its independence and any other matters that it is required to discuss with the Audit Committee or that it believes should be raised with it. The Audit Committee oversees these processes, although it must rely on information provided to it and on the representations made by management and the Company’s independent registered public accounting firm.

The Audit Committee discussed with PwC the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also received from PwC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PwC its independence from the Company. When considering PwC’s independence, the Audit Committee considered whether PwC’s provision of services to the Company beyond those rendered in connection with its audit and review of the Company’s consolidated financial statements was compatible with maintaining PwC’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PwC for audit and non-audit services.

Based on these reviews, meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for such year.

Submitted by the Members of the Audit Committee: Joel Levy, Chairman Oscar Holzmann William Nicholson

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

PWC served as the independent registered certified public accounting firm for the Company, BBX Capital and Bluegreen for 2013 and 2014. The following table presents fees for professional services rendered by PwC for the audit of each company’s annual financial statements for 2013 and 2014. The table also presents fees billed for audit-related services, tax services and all other services rendered by PwC for the applicable years.

	2014	2013
	(in thousands)	(in thousands)
BFC Financial Corporation
Audit fees(1)	$520	$440
Audit - related fees(2)	57	162
Tax fees	—	—
All other fees(3)	2	2

Bluegreen
Audit fees(1)	$886	$810
Audit - related fees(4)	203	382
Tax fees	—	—
All other fees	—	—

BBX Capital
Audit fees(1)	$1,355	$911
Audit - related fees(5)	187	251
Tax fees	—	—
All other fees(3)	2	2
____________________

(1)	Includes fees for services related to each company’s respective annual financial statement audits, annual audits of each company’s effectiveness of internal control over financial reporting and the review of quarterly financial statements.

(2)	The 2014 amount includes fees for services related to the financial statement audit of Woodbridge. The 2013 amount includes fees paid by the Company in connection with the Company’s Registration Statement on Form S-4 relating to the previously proposed merger between the Company and BBX Capital which, as described above, was terminated during December 2014, fees paid by the Company in connection with SEC filings related to the April 2013 Woodbridge-Bluegreen Merger pursuant to which Woodbridge acquired all of the outstanding shares of Bluegreen’s common stock not previously owned by Woodbridge, and fees for services related to the financial statement audit of Woodbridge.

(3)	Represents, for each of 2014 and 2013, a one year licensing fee to access PWC’s accounting research software services.

(4)	Includes $114,000 and $110,000 for 2014 and 2013, respectively, for the financial statement audit of one of Bluegreen’s subsidiaries, with the balance relating primarily to agreed-upon procedures related to Bluegreen’s servicing of its notes receivable portfolio and securitizations.

(5)	Includes (a) for 2014, fees related to acquisitions made during 2014, including the acquisitions of Helen Grace Chocolates and Anastasia Confections, Inc., as well as fees associated with procedures performed in response to the jury verdict rendered in the previously described litigation brought by the SEC against BBX Capital and its Chairman, and (b) for 2013, fees for services related to acquisitions and investments made by BBX Capital during 2013, including the acquisition of Renin Corp. and its subsidiaries during October 2013 and the acquisition of Hoffmans Chocolate, LLC and its subsidiaries, Boca Bons, LLC and S&F Good Fortunes, LLC, during December 2013.

All audit-related services and other services set forth above were pre-approved by the respective company’s Audit Committee, which concluded that the provision of such services by PwC was compatible with the maintenance of PwC’s independence in the conduct of its auditing functions.

Under its charter, the Company’s Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the Company’s independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. Each year, the independent registered public accounting firm’s retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee. Under its current practices, the Audit Committee does not regularly evaluate potential engagements of the independent registered public accounting firm and approve or reject such potential engagements. At each Audit Committee meeting, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for pre-approval. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements involving projected fees of $10,000 or less on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. Engagements involving projected fees of more than $10,000 may only be pre-approved by the full Audit Committee at a regular or special meeting of the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 17, 2015, certain information as to the Company’s Class A Common Stock and Class B Common Stock beneficially owned by persons known by the Company to own in excess of 5% of the outstanding shares of such stock. In addition, this table includes information regarding the shares of the Company’s Class A Common Stock and Class B Common Stock beneficially owned by (i) each Named Executive Officer, (ii) each of the Company’s directors and (iii) the Company’s directors and executive officers as a group. Management knows of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of the Company’s Class A Common Stock or Class B Common Stock as of April 17, 2015. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and the Company pursuant to the Exchange Act. For purposes of the following table, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Class A Common Stock or Class B Common Stock which he or she has or shares, directly or indirectly, voting or investment power, or which he or she has the right to acquire beneficial ownership of at any time within 60 days after April 17, 2015. As used herein, “voting power” is the power to vote, or direct the voting of, shares, and “investment power” includes the power to dispose of, or direct the disposition of, such shares. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned.

				Percent of	Percent of
		Class A	Class B	Class A	Class B
		Common Stock	Common Stock	Common	Common
Name of Beneficial Owner	Notes	Ownership	Ownership	Stock	Stock
Levan BFC Stock Partners LP	(1,2,4,5,11)	—	1,684,571	2.2%	16.6%
Levan Partners LLC	(1,2,4,5,11)	5,011,048	707,882	7.7%	7.0%
Alan B. Levan	(1,2,4,5,6,8,11)	7,819,586	9,197,910	17.5%	90.8%
John E. Abdo	(1,2,4,6,11)	3,534,217	4,304,736	8.9%	42.5%
Seth M. Wise	(1,2,7,11)	583,858	515,470	*	5.1%
Jarett S. Levan	(1,2,8,11)	336,109	515,470	*	5.1%
John K. Grelle	(2,11)	160,301	—	*	0.0%
Darwin Dornbush	(2,11)	50,087	—	*	0.0%
Oscar Holzmann	(1,2,3,11)	164,361	20,290	*	*
Alan J. Levy	(2,11)	51,783	—	*	0.0%
Joel Levy	(2,11)	61,558	—	*	0.0%
William Nicholson	(2,11)	60,173	—	*	0.0%
Neil Sterling	(2,11)	—	—	0.0%	0.0%
Dr. Herbert A. Wertheim	(1,9,11)	3,968,157	416,448	5.9%	4.1%
Howard Dvorkin	(10,11)	3,695,245	—	5.0%	0.0%
All directors and executive officers
of the Company as of April 17,
2015, as a group (11 persons)	(1,2,3,4,5,6,7,8,11)	12,822,033	9,218,200	23.8%	91.0%
____________________

*	Less than one percent of class.

(1)	Subject to certain exceptions in the case of shares of the Company’s Class B Common Stock held by Mr. Abdo as described in footnote 6 below, unrestricted shares of the Company’s Class B Common Stock are convertible on a share-for-share basis into shares of the Company’s Class A Common Stock at any time at the beneficial owner’s discretion. The number of shares of Class B Common Stock held by each beneficial owner and convertible within 60 days after April 17, 2015 into shares of Class A Common Stock is not separately included in the “Class A Common Stock Ownership” column, but is included for the purpose of calculating the percent of Class A Common Stock held by each beneficial owner.

(2)	Mailing address is 401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida 33301.

(3)	Includes 151,223 shares of Class A Common Stock that may be acquired by Mr. Holzmann within 60 days after April 17, 2015 pursuant to the exercise of stock options.

(4)	The Company may be deemed to be controlled by Messrs. Alan Levan and Abdo, who collectively may be deemed to have an aggregate beneficial ownership of shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 74% of the total voting power of the Company.

(5)	Mr. Alan Levan’s beneficial holdings include the 5,011,048 shares of Class A Common Stock and 707,882 shares of Class B Common Stock owned by Levan Partners LLC and the 1,684,571 shares of Class B Common Stock owned by Levan BFC Stock Partners LP. Mr. Levan’s beneficial holdings also include 1,270,294 shares of Class A Common Stock and 133,314 shares of Class B Common Stock owned directly by Florida Partners Corporation, 11,440 shares of Class A Common Stock and 1,200 shares of Class B Common Stock held of record by his wife and 36,711 shares of Class A Common Stock held through trusts for the benefit of his children.

(6)	Messrs. Alan Levan and Abdo have agreed to vote their shares of Class B Common Stock in favor of the election of the other to the Company’s Board of Directors for so long as they are willing and able to serve as directors of the Company. Additionally, Mr. Abdo has agreed to vote the shares of Class B Common Stock that he owns in the same manner as Mr. Alan Levan, or upon Mr. Alan Levan’s death, unless previously revoked, as Mr. Jarett Levan votes his shares of Class B Common Stock. As a result, the shares of Class B Common Stock beneficially owned by Mr. Abdo are included in Mr. Alan Levan’s beneficial holdings in the table. Mr. Abdo has also agreed, subject to certain exceptions, not to transfer certain of his shares of Class B Common Stock and to obtain the consent of Mr. Alan Levan, or upon Mr. Alan Levan’s death, unless previously revoked, Mr. Jarett Levan, prior to the conversion of certain of his shares of Class B Common Stock into shares of Class A Common Stock.

(7)	Mr. Wise’s holdings of Class A Common Stock include 247 shares held in his spouse’s IRA which he may be deemed to beneficially own.

(8)	Mr. Alan Levan is the father of Mr. Jarett Levan.

(9)	Dr. Wertheim’s ownership was reported in a Rebuttal of Control Agreement filed on December 20, 1996 with the Office of Thrift Supervision (as adjusted for stock splits since the date of filing). The Rebuttal of Control Agreement indicated that Dr. Wertheim had no intention to directly or indirectly manage or control the Company. Dr. Wertheim’s mailing address is 191 Leucadendra Drive, Coral Gables, Florida 33156.

(10)	Based on the Schedule 13G filed with the SEC on February 12, 2013, Mr. Dvorkin may be deemed to beneficially own the shares through two companies: YMF, Ltd., a Cayman Islands company, that owns 3,689,845 shares of Class A Common Stock and PITA Ltd., a Cayman Islands company, that owns 5,400 shares of Class A Common Stock and 25,000 shares of Class B Common Stock. Mr. Dvorkin disclosed in the Schedule 13G that he is the managing director and sole officer of both companies and that he has sole voting and dispositive power over all of the shares of Class A Common Stock and Class B Common Stock owned by the companies. Mr. Dvorkin’s mailing address is 7809 Galleon Court, Parkland, Florida 33067.

(11)	Pursuant to the instructions to Item 403 of Regulation S-K, the total number of outstanding shares of Class A Common Stock for purposes of calculating the percentage beneficial ownership interest of each person or group does not include 3,670,372 shares of Class A Common Stock, which represents approximately 5% of the total number of outstanding shares of such stock, underlying unvested restricted stock awards as to which the Company’s Compensation Committee has sole voting power and the award recipients do not have voting or investment power.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those described in this Proxy Statement which may be brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING
TO BE HELD ON MAY 19, 2015

This Proxy Statement (including forms of the accompanying proxy cards) and the Company’s Annual Report to Shareholders for the year ended December 31, 2014 are available at www.edocumentview.com/BFC_MTG.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PWC served as the Company’s independent registered public accounting firm for the year ended December 31, 2014. A representative of PwC is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

ADDITIONAL INFORMATION

“Householding” of Proxy Material. The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or AST, the Company’s transfer agent, that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. However, the Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a shareholder at a shared address to which a single Proxy Statement was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple proxy statements and would like to request delivery of a single proxy statement, please notify your broker if your shares are held in a brokerage account or AST if you are the record holder of your shares. You can notify AST by sending a written request to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, 2nd Floor, Brooklyn, New York 11219, Attention: Customer Service. You can also contact AST’s Customer Service department at (800) 937-5449.

Advance Notice Procedures. Under the Company’s Bylaws, no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the annual meeting of shareholders or is otherwise brought before the annual meeting of shareholders by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the Company’s Bylaws about the shareholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Company’s annual meeting of shareholders changes by more than 30 days from the date of the preceding year’s annual meeting of shareholders, written notice of the proposed business must be received by the Company within ten days after the Company first mails notice of or publicly discloses the date of the annual meeting of shareholders. For the Company’s 2016 Annual Meeting of Shareholders, the Company must receive written notice of proposed business from a shareholder (i) between January 20, 2016 and February 19, 2016 or (ii) if the Company’s 2016 Annual Meeting of Shareholders is held more than 30 days before or after May 19, 2016, within ten days after the Company first mails notice of or publicly discloses the date of the meeting. In addition, any shareholder who wishes to submit a nomination to the Board of Directors must deliver written notice of the nomination within the applicable time period set forth above and comply with the information requirements in the Company’s Bylaws relating to shareholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement relating to the 2016 Annual Meeting of Shareholders.

Shareholder Proposals for the 2016 Annual Meeting of Shareholders. Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s 2016 Annual Meeting of Shareholders may do so by following the procedures relating to shareholder proposals set forth in the rules and regulations promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary at the Company’s principal executive offices by December 26, 2015.

Proxy Solicitation Costs. The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and other nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may solicit proxies personally or by telephone, fax, special letter or otherwise.

BY ORDER OF THE BOARD OF DIRECTORS

Alan B. Levan Chairman of the Board

April 24, 2015

Appendix A

BFC FINANCIAL CORPORATION
2014 STOCK INCENTIVE PLAN
(as amended)

1. PURPOSES. The purpose of this BFC Financial Corporation 2014 Stock Incentive Plan (this “Plan”) is to attract, retain and motivate officers and other employees of BFC Financial Corporation, a Florida corporation (the “Company”), or its Subsidiaries or Affiliates (as hereinafter defined), as well as directors and other individuals who perform services for the Company or its Subsidiaries or Affiliates, to compensate them for their services, to encourage ownership by them of stock of the Company, to align their interests with those of shareholders in the creation of long-term value, and to promote the success and profitability of the Company’s business.

2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) “Affiliate” shall mean, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

(b) “Award Notice” shall mean, with respect to a particular Restricted Stock Award, a written instrument signed by the Company and the recipient of the Restricted Stock Award evidencing the Restricted Stock Award and establishing the terms and conditions thereof.

(c) “Award Recipient” shall mean the recipient of a Restricted Stock Award.

(d) “Beneficiary” shall mean the Person designated by an Award Recipient to receive any Shares subject to a Restricted Stock Award made to such Award Recipient that become distributable following the Award Recipient’s death.

(e) “Board of Directors” shall mean the Board of Directors of the Company.

(f) “Class A Common Stock” shall mean the Class A common stock, par value $0.01 per share, of the Company.

(g) “Class B Common Stock” shall mean the Class B common stock, par value $0.01 per share, of the Company.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i) “Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of this Plan.

(j) “Common Stock” shall mean, collectively, the Class A Common Stock and Class B Common Stock.

(k) “Company” shall mean BFC Financial Corporation, a Florida corporation, and its successors and assigns.

(l) “Continuous Status as an Employee” shall mean, subject to the following sentence, the absence of any interruption or termination of service as an Employee. Notwithstanding the foregoing, “Continuous Status as an Employee” with respect to a particular individual shall not be considered (i) interrupted in the case of such individual’s absence due to sick leave, military leave, or any other leave of absence approved by the Board of Directors or the Committee or (ii) terminated or interrupted if such individual (A) is hired or re-hired as an Employee of the Company or any Parent, Subsidiary or Affiliate of the Company within a period of three (3) months following the termination of his or her employment or (B) continues to serve as a director of the Company or any Parent, Subsidiary or Affiliate of the Company notwithstanding the termination of his or her employment, or is appointed or re-appointed to serve as a director of the Company or any Parent, Subsidiary or Affiliate of the Company within a period of three (3) months following the termination of his or her employment. If an individual remains in “Continuous Status as an Employee” solely by reason of satisfaction of any of the events specified in clause (ii) of the preceding sentence, any time-based vesting criteria with respect to an Option previously granted to the individual shall be tolled for the period of time during which he or she was not an Employee or director of the Company or any Parent, Subsidiary or Affiliate of the Company.

(m) “Covered Employee” shall mean, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of Section 162(m) of the Code).

(n) “Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

(o) “Employee” shall mean any person, including officers, employed by the Company or any Parent, Subsidiary or Affiliate of the Company.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” shall be determined by the Committee in its discretion; provided, however, that so long as (i) the Class A Common Stock or Class B Common Stock, as the case may be, is listed or admitted for trading on any United States national securities exchange, (ii) transactions in the Class A Common Stock or Class B Common Stock, as the case may be, are reported on a consolidated transaction reporting system, or (iii) the Class A Common Stock or Class B Common Stock, as the case may be, is quoted on any system of automated dissemination of quotations of securities prices in common use, the fair market value per Share of the Class A Common Stock or Class B Common Stock shall be the closing price of the Class A Common Stock or Class B Common Stock, as the case may be, on such exchange or reporting system or as quoted on such system of automated dissemination of quotations of securities, as the case may be, on the relevant date.

(r) “Incentive Stock Option” shall mean an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(s) “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option, or an Option that at the time of grant, or subsequent thereto, fails to satisfy the requirements of Section 422 of the Code.

(t) “Option” shall mean a stock option granted pursuant to this Plan.

(u) “Optioned Stock” shall mean the Common Stock subject to an Option.

(v) “Optionee” shall mean the recipient of an Option.

(w) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Performance-Based Restricted Stock Award” shall mean a Restricted Stock Award to which Section 8.3 is applicable.

(y) “Performance Goal” shall mean, with respect to any Performance-Based Restricted Stock Award, the performance goal(s) established pursuant to Section 8.3(a), the attainment of which is a condition of vesting and/or retention of the Performance-Based Restricted Stock Award.

(z) “Performance Measurement Period” shall mean, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

(aa) “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

(bb) “Restricted Stock Award” shall mean an award of restricted Shares pursuant to Section 8.

(cc) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

(dd) “Service” shall mean, unless the Committee provides otherwise in an Award Notice: (a) service in any capacity as a common-law employee, director, advisor or consultant to the Company or a Parent, Subsidiary or Affiliate of the Company; (b) service in any capacity as a common-law employee, director, advisor or consultant (including periods of contractual availability to perform services under a retainer arrangement) to an entity that was formerly a Parent, Subsidiary or Affiliate of the Company, to the extent that such service is an uninterrupted continuation of services being provided immediately prior to the date on which such entity ceased to be a Parent, Subsidiary or Affiliate of the Company; and (c) performance of the terms of any contractual non-compete agreement for the benefit of the Company or a Parent, Subsidiary or Affiliate of the Company. Notwithstanding the foregoing, an individual’s “Service” shall not be considered terminated if, within three (3) following the termination of his or service in any capacity described in the preceding sentence or performance of a contractual non-compete agreement described in the preceding sentence, such individual is hired or re-hired as an Employee of the Company or any Parent, Subsidiary or Affiliate of the Company or is appointed or re-appointed to serve as a director of the Company or any Parent, Subsidiary or Affiliate of the Company. If an individual’s “Service” is deemed to continue solely by reason of satisfaction of any of the events specified in the preceding sentence, any time-based vesting criteria with respect to a Restricted Stock Award previously granted to the individual shall be tolled for the period of time during which he or she did not satisfy the “Service” requirements set forth in the first sentence of this paragraph.

(ee) “Share” shall mean a share of Common Stock, as adjusted in accordance with Section 9.

(ff) “Stock Option Agreement” shall mean the written Option agreements described in Section 14.

(gg) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(hh) “Transferee” shall have the meaning set forth in Section 7.4.

3. STOCK. Subject to the provisions of Section 9, the maximum aggregate number of shares which may be issued for Restricted Stock Awards and upon the exercise of Options under this Plan is Nine Million (9,000,000) shares of Common Stock, consisting of a maximum of Five Hundred Thousand (500,000) shares of Class A Common Stock and a maximum of Eight Million Five Hundred Thousand (8,500,000) shares of Class B Common Stock. The number of shares of Common Stock, Class A Common Stock and Class B Common Stock authorized for grant under this Plan as Incentive Stock Options shall be subject to the same limitations as set forth in the preceding sentence. If an Option or Restricted Stock Award should expire or become unexercisable for any reason without having been exercised or vested in full, the unpurchased Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for further grant under this Plan.

Notwithstanding any provision in this Plan to the contrary, and subject to Section 9, the maximum aggregate number of shares of Common Stock with respect to one or more Options or Restricted Stock Awards that may be granted to any one person during any calendar year shall be One Million Five Hundred Thousand (1,500,000) shares. If an Option or Restricted Stock Award should expire, become unexercisable for any reason without having been exercised in full, or be cancelled for any reason during the calendar year in which it was granted, the number of shares covered by such Option or Restricted Stock Award shall nevertheless be treated as Options or Restricted Stock Awards, as the case may be, granted for purposes of the limitation in the preceding sentence.

4. ADMINISTRATION.

(a) Procedure. This Plan shall be administered by a Committee appointed by the Board of Directors, which initially shall be the Compensation Committee of the Board of Directors. The Committee shall consist of not less than two (2) members of the Board of Directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors, at its discretion, may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall the Committee consist of less than two (2) members of the Board of Directors. If the Committee does not exist, or for any other reason determined by the Board of Directors and permitted pursuant to the terms hereof, the Board of Directors may take any action and exercise any power, privilege or discretion under this Plan that would otherwise be the responsibility of the Committee.

(b) Powers of the Committee. Subject to the provisions of this Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, to grant Nonqualified Stock Options, or to grant Restricted Stock Awards; (ii) if applicable, to determine, upon review of relevant information, the Fair Market Value of the Class A Common Stock or Class B Common Stock, as the case may be; (iii) to determine the persons to whom, and the time or times at which, Options and Restricted Stock Awards shall be granted; (iv) to determine the terms and provisions of each Option or Restricted Stock Award granted (which need not be identical), including, without limitation, the class of Common Stock, and number of shares thereof, represented by each Restricted Stock Award, the class of Common Stock, and number of shares thereof, underlying each Option, the exercise price per share of each Option, the consideration, if any, for each Restricted Stock Award and the vesting schedule of each Option and Restricted Stock Award; (v) to interpret this Plan; (vi) to amend this Plan, if amendment by the Committee is permitted pursuant to the terms hereof; (vii) to modify or amend each Option or Restricted Stock Award, including to accelerate or defer the exercise or vesting date of any Option or the vesting date of any Restricted Stock Award (in each case with the consent of the holder thereof to the extent required); (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Committee; (ix) to re-price previously granted Options and/or substitute new Options or Restricted Stock Awards for previously granted Options or Restricted Stock Awards, as the case may be, which previously granted Options or Restricted Stock Awards contain less favorable terms, including, in the case of Options, higher exercise prices; and (x) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c) Effect of the Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, Award Recipients or Transferees, if applicable.

5. ELIGIBILITY. Incentive Stock Options may be granted only to employees, including officers, of the Company or any Parent or Subsidiary of the Company. Nonqualified Stock Options and Restricted Stock Awards may be granted to Employees as well as directors of, and independent contractors and agents who are natural persons and perform services for, the Company or any Parent, Subsidiary or Affiliate of the Company (provided that Options and Restricted Stock Awards may not be granted under this Plan to an independent contractor or agent to the Company or a Parent, Subsidiary or Affiliate of the Company for services in connection with the offer or sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for the Company’s securities). Any individual who has been granted an Option or Restricted Stock Award may, if he or she is otherwise eligible, be granted additional Options and/or Restricted Stock Awards.

Except as otherwise provided under the Code, to the extent that the aggregate Fair Market Value of Shares for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary of the Company) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the Fair Market Value of Shares is determined as of the time the Option is granted and (b) the limitation is applied by taking into account Options in the order in which they were granted.

This Plan shall not constitute a contract of employment nor shall this Plan confer upon any Optionee or Award Recipient any right with respect to continuation of employment or continuation of providing services to the Company, nor shall it interfere in any way with his or her right or the Company’s or any Parent, Subsidiary or Affiliate of the Company’s right to terminate his or her employment or provision of services at any time.

6. TERM OF PLAN. This Plan shall continue in effect until June 12, 2024, unless sooner terminated under Section 11.

7. STOCK OPTIONS.

7.1 Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in such Optionee’s Stock Option Agreement.

7.2 Exercise Price and Consideration.

(a) Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Committee, but shall be subject to the following:

(i) In the case of an Incentive Stock Option which is:

(A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share of the applicable class of Common Stock on the date of grant; or

(B) granted to an Employee not within (A), the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share of the applicable class of Common Stock on the date of grant.

(ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share of the applicable class of Common Stock on the date of grant.

(b) Certain Corporate Transactions. In the event an Option is substituted for a stock option issued by another Person in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or partial or complete liquidation involving the Company and such other Person, the exercise price per Share of such substituted Option shall (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an “incentive stock option”) be in such amount so as to preserve, on a per Share basis with respect to such substituted option, the same ratio of Fair Market Value per Share to exercise price per Share which existed immediately prior to such corporate transaction.

(c) Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, or other shares of the Company’s capital stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the law of the Company’s jurisdiction of incorporation. The Committee may also establish coordinated procedures with one or more brokerage firms for the “cashless exercise” of Options, whereby Shares issued upon exercise of an Option are delivered against payment by the brokerage firm on the Optionee’s behalf. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the Company’s capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.3 Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Optionee, performance criteria with respect to the Company or any Parent or Subsidiary of the Company, or in the case of Nonqualified Stock Options, performance criteria with respect to any Affiliate of the Company, and as shall be permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7.2(c).

(b) Termination of Status as an Employee. If any individual ceases to be in Continuous Status as an Employee, such individual or his or her Transferee may, but only within three (3) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the date the individual ceases to be in Continuous Status as an Employee, exercise an Option previously granted and then-outstanding to the extent that the individual or his or her Transferee was entitled to exercise the Option as of the date of such termination of Continuous Status as an Employee and the Option did not otherwise expire prior to the exercise date. To the extent that the individual or his or her Transferee was not entitled to exercise the Option at the date of termination of Continuous Status as an Employee, or if the individual or any Transferee does not exercise such Option within the time specified herein, the Option shall terminate and no longer be exercisable. Notwithstanding the foregoing provisions of this Section 7.3(b), (i) if any individual ceases to serve as an Employee as a result of a termination for cause (as determined by the Committee), any Option held by such individual or his or her Transferee shall terminate immediately and automatically on the date of termination as an Employee unless otherwise determined by the Committee, and (ii) if an individual ceases to be in Continuous Status as an Employee solely due to a reorganization, merger, consolidation, spin-off, combination, or other similar corporate transaction or event, the Committee may, in its discretion, suspend the operation of this Section 7.3(b); provided that, in the case of this clause (ii) or if an Employee of the Company or any Parent or Subsidiary of the Company is re-assigned to an Affiliate of the Company, the individual shall execute an agreement, in form and substance satisfactory to the Committee, waiving such individual’s right to have his or her Options treated as Incentive Stock Options from and after a date determined by the Committee, which shall be no later than three (3) months after the cessation or re-assignment date, as the case may be, and such individual’s Options shall thereafter be treated as Nonqualified Stock Options for all purposes.

(c) Disability of Optionee. Notwithstanding the provisions of Section 7.3(b) above, in the event an Employee is unable to continue his employment as a result of his or her Disability, such individual or his or her Transferee may, but only within three (3) months or such other period of time as is determined by the Committee not exceeding twelve (12) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) from the date of cessation of employment for Disability, exercise an Option previously granted and then-outstanding to the extent the individual or his or her Transferee was entitled to exercise the Option at the date of such cessation of employment for Disability and the Option did not otherwise expire prior to the exercise date. To the extent that the individual or his or her Transferee was not entitled to exercise the Option at the date of cessation of employment for Disability, or if the individual or his or her Transferee does not exercise such Option within the time specified herein, the Option shall terminate and no longer be exercisable.

(d) Death of Optionee. In the event of the death of an Optionee:

(i) who is at the time of his or her death an Employee and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) following the date of death or the earlier expiration of the Option in accordance with its terms, in each case by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise in effect as of the date of death or that would have accrued had the Optionee continued living one (1) month after the date of death; or

(ii) within thirty (30) days or such other period of time as is determined by the Committee not exceeding three (3) months (or, provided that the applicable Option is not an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the termination of the Optionee’s Continuous Status as an Employee (other than due to a termination for cause, in which case clause (i) of Section 7.3(b) shall govern), the Option may be exercised, at any time within three (3) months following the date of death or the earlier expiration of the Option in accordance with its terms, in each case by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that had accrued at the date of termination the Optionee’s Continuous Status as an Employee.

7.4 Transferability of Options. During an Optionee’s lifetime, an Option may be exercisable only by the Optionee and an Option granted under this Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may determine that an Option may be transferred by an Optionee to any of the following: (i) a family member of the Optionee; (ii) a trust established primarily for the benefit of the Optionee and/or a family member of said Optionee in which the Optionee and/or one or more of his family members collectively have a more than fifty percent (50%) beneficial interest; (iii) a foundation in which such persons collectively control the management of assets; (iv) any other legal entity in which such persons collectively own more than fifty percent (50%) of the voting interests; or (v) any charitable organization exempt from income tax under Section 501(c)(3) of the Code (collectively, a “Transferee”); provided, however, that in no event shall an Incentive Stock Option be transferable if such transferability would violate the applicable requirements under Section 422 of the Code. Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under this Plan or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

8. RESTRICTED STOCK AWARDS.

8.1 In General.

(a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Award Recipient containing such terms and conditions not inconsistent with this Plan as the Committee may, in its discretion, prescribe, including, without limitation, any of the following terms or conditions:

(i) the class of Common Stock, and number of Shares thereof, covered by the Restricted Stock Award;

(ii) the amount (if any) which the Award Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iii) whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

(iv) the date of grant of the Restricted Stock Award; and

(v) the vesting date for the Restricted Stock Award.

(b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that, in the discretion of the Committee, shall be either:

(i) registered in the name of the Committee for the benefit of the Award Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii) registered in the name of the Award Recipient and held by the Committee, together with a stock power executed by the Award Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii) registered in the name of and delivered to the Award Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable vesting date bear the following legend:

The [Class A Common Stock / Class B Common Stock] evidenced hereby is subject to the terms of a Restricted Stock Award agreement between BFC Financial Corporation and [Name of Award Recipient] dated [Date] made pursuant to the terms of the BFC Financial Corporation 2014 Stock Incentive Plan, copies of which are on file at the executive offices of BFC Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

and/or such other restrictive legend as the Committee, in its discretion, may specify.

(c) Except as otherwise provided by the Committee, a Restricted Stock Award shall not be transferable by the Award Recipient other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Restricted Stock Award shall be distributable, during the lifetime of the Award Recipient, only to the Award Recipient.

8.2 Vesting Date.

(a) The vesting date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date on which the Restricted Stock Award is granted. Unless otherwise determined by the Committee and specified in the Award Notice:

(i) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture); and

(ii) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award on account of death or Disability, any unvested Shares with a vesting date that is during the period of six (6) months beginning on the date of termination of Service shall become vested on the date of termination of Service and any remaining unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

8.3 Performance-Based Restricted Stock Awards.

(a) If the Committee determines that a Restricted Stock Award shall be a Performance-Based Restricted Stock Award, at the time of grant of the award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition to the vesting and/or retention of the related Shares. The Performance Goals shall be selected from among the following:

(i)	earnings per share;

(ii)	total or net revenue;

(iii)	revenue growth;

(iv)	operating income;

(v)	net operating income after tax;

(vi)	pre-tax or after-tax income;

(vii)	cash flow;

(viii)	cash flow per share;

(ix)	net income;

(x)	EBIT;

(xi)	EBITDA;

(xii)	adjusted EBITDA;

(xiii)	profit growth;

(xiv)	return on equity;

(xv)	return on assets;

(xvi)	return on capital employed;

(xvii)	economic value added (or an equivalent metric);

(xviii)	core earnings;

(xix)	share price performance or other measures of equity valuation;

(xx)	other earnings criteria or profit-related return ratios;

(xxi)	total shareholder return;

(xxii)	market share;

(xxiii)	expense levels;

(xxiv)	working capital levels;

(xxv)	strategic business objectives, consisting of one or more objectives based on meeting specified cost, profit, operating profit, sales, revenue, cash or cash generation targets or measures, or goals, including those relating to business expansion, business development, acquisitions or divestitures;

(xxvi)	except in the case of a Covered Employee, any other performance criteria established by the Committee; or

(xxvii)	any combination of (i) through (xxvi) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or the results of a business segment or individual business unit and may, in the discretion of the Committee, include or exclude certain items, including the operations or results of a business segment or individual business unit and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business segments or units) and/or the past or current performance of other companies. Performance Goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

(b) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i) if the Performance-Based Restricted Stock Award is granted during the first three months of the Company’s fiscal year, the fiscal year of the Company in which the Performance-Based Restricted Stock Award is granted; and

(ii) in all other cases, the period of four (4) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Restricted Stock Award is granted.

(c) Within a reasonable period of time as shall be determined by the Committee following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been obtained, shall certify such fact in writing.

(d) If the Performance Goals for a Performance-Based Restricted Stock Award have been determined and certified by the Committee to have been attained:

(i) if the relevant vesting date has occurred, the Committee shall cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Award Recipient; and

(ii) in all other cases, the Shares shall continue in their current status pending the occurrence of the relevant vesting date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have been determined by the Committee to not have been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

(e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of this Plan, the Committee may, for any purpose of this Plan, adjust such Performance Goals and make payments accordingly under this Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 8.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee.

8.4 Dividend Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated for distribution at the same time and subject to the same terms and conditions as the underlying Shares.

8.5 Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, the Award Recipient shall have the right to direct the voting of the Shares subject to the Restricted Stock Award.

8.6 Tender and Other Offers. Each Award Recipient shall have the right to respond, or to direct the response, with respect to the Shares related to his or her Restricted Stock Award, to any tender offer, exchange offer, rights offer or other offer made to the holders of Shares. To the extent applicable, such a direction for any such Shares shall be given by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered or the Award Recipient shall be deemed to not have participated in such exchange, rights or other offer, as the case may be.

8.7 Designation of Beneficiary. An Award Recipient may designate a Beneficiary to receive any unvested Shares that become available for distribution on the date of his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Award Recipient dies prior to the Award Recipient, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Award Recipient’s death shall be paid to the executor or administrator of the Award Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to the spouse or the descendants or blood relatives of such deceased person as the Committee may select.

8.8 Taxes. The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, or the person receiving the Shares pursuant to the Restricted Stock Award may otherwise satisfy the tax withholding requirement by surrendering, a sufficient number of shares of the Company’s capital stock to cover the amount required to be withheld.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, in the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Common Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in the Committee’s discretion in order to prevent dilution or enlargement of the rights of Optionees and Award Recipients under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock or other securities deemed to be available thereafter for grants of Options and Restricted Stock Awards under this Plan in the aggregate to all eligible individuals and individually to any one eligible individual, (ii) the number and kind of shares of Common Stock or other securities that may be delivered or deliverable in respect of outstanding Options or Restricted Stock Awards, and (iii) the exercise price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options and Restricted Stock Awards (including, without limitation, cancellation of Options or Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other Person) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent, Subsidiary or Affiliate of the Company, or the financial statements of the Company or any Parent, Subsidiary or Affiliate of the Company, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Restricted Stock Award granted to a Covered Employee with respect to the Company or its Parent, Subsidiaries or Affiliates shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect. In addition, each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision), and in no event shall any adjustment be made which would cause any Incentive Stock Option granted hereunder to fail to constitute an “incentive stock option” as defined in Section 422 of the Code. The Committee’s determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to an Option or Restricted Stock Award.

In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another Person, the Committee or the Board of Directors may determine, in its discretion, that (i) if any such transaction is effected in a manner that causes holders of Class A Common Stock or Class B Common Stock, as the case may be, to be entitled to receive stock or other securities in exchange for such shares, then, as a condition of such transaction, lawful and adequate provision shall be made whereby the provisions of this Plan and the Options granted hereunder shall thereafter be applicable, as nearly equivalent as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise of any Option or (ii) the Option will terminate immediately prior to the consummation of such proposed transaction. The Committee or the Board of Directors may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee or the Board of Directors and give each Optionee or Transferee, if applicable, the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be cancelled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the exercise price of the Option being cancelled.

Unless otherwise determined by the Committee or the Board of Directors, in the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Restricted Stock Award with respect to which Shares had been awarded to an Award Recipient shall be adjusted by allocating to the Award Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

Without limiting the generality of the foregoing, the existence of outstanding Options or Restricted Stock Awards granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred stock that would rank senior to the Shares subject to outstanding Options or Restricted Stock Awards; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

10. COMPLIANCE WITH CODE SECTION 162(m). It is the intent of the Company that Options granted to Covered Employees and Performance-Based Restricted Stock Awards to Covered Employees shall constitute qualified “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder, unless otherwise determined by the Committee at the time of grant of the Option or Restricted Stock Award. Accordingly, the applicable terms hereof, including the definition of “Covered Employee” and the provisions of Section 8.3, shall be interpreted in a manner consistent with Section 162(m) of the Code and the regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given person will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of this Plan or any Option Agreement or Award Notice relating to a Performance-Based Restricted Stock Award that is designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or the regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

11. AMENDMENT AND TERMINATION OF THIS PLAN. The Board of Directors or the Committee may at any time and from time to time terminate, modify, suspend or amend this Plan, in whole or in part, provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule. No termination, modification, suspension or amendment of this Plan shall, without the consent of an Optionee or Award Recipient, adversely affect his or her rights under any Option or Restricted Stock Award previously granted to the Optionee or Award Recipient, as the case may be. Notwithstanding any provision herein to the contrary, the Board of Directors or the Committee shall have broad authority to amend this Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

12. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or delivered with respect to a Restricted Stock Award unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the grant of a Restricted Stock Award and the delivery of Shares with respect thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, grant of a Restricted Stock Award or delivery of Shares with respect to an Option or Restricted Stock Award, the Company may require the Person exercising such Option or acquiring such Shares or Restricted Stock Award to represent and warrant at the time of any such exercise, grant or acquisition that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by applicable law. The Company shall not be required to deliver any Shares under this Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Class A Common Stock and Class B Common Stock as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

14. STOCK OPTION AGREEMENT; AWARD NOTICE. Options shall be evidenced by written Stock Option Agreements and Restricted Stock Awards shall be evidenced by written Award Notices, each in such form as the Committee shall approve.

The date of grant of an Option or Restricted Stock Award shall, for all purposes, be the date on which the Committee makes the determination to grant such Option or Restricted Stock Award or such later date as the Committee may specify. Notice of the determination shall be given to each Optionee or Award Recipient within a reasonable time after the date of grant.

15. SHAREHOLDER APPROVAL. This Plan became effective upon the approval by the shareholders of the Company holding shares of the Common Stock representing a majority of the votes entitled to be cast on this Plan, as well as holders of a majority of the outstanding shares of the Class B Common Stock, on June 12, 2014. No Performance-Based Restricted Stock Awards shall be granted after June 12, 2019 unless, prior to such date, the listing of permissible Performance Goals set forth in Section 8.3 shall have been re-approved by the shareholders of the Company in the manner required by Section 162(m) of the Code and the regulations thereunder.

16. OTHER PROVISIONS. The Stock Option Agreements and Award Notices authorized under this Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of the Option or vesting of the Restricted Stock Award, as the Board of Directors or the Committee shall deem advisable; provided such provisions may not be inconsistent with the terms hereof. Any Stock Option Agreement with respect to an Incentive Stock Option shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order to cause such Option to constitute an “incentive stock option” as defined in Section 422 of the Code.

17. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification they may have as directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or any failure to act under or in connection with this Plan or any Option or Restricted Stock Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at the Company’s own expense, to handle and defend the same.

18. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

19. WITHHOLDINGS; TAX MATTERS.

19.1 The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under this Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Stock Option Agreement, an Optionee shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Optionee) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option exercise date over the Option exercise price per Share.

19.2 If and to the extent permitted by the Committee and specified in an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, an Award Recipient may be permitted or required to make an election under Section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Award Recipient instead of at a subsequent vesting date. In such event, the Shares issued prior to their vesting date shall be issued in certificated form only, and the certificates therefor shall bear the following legend:

The [Class A Common Stock / Class B Common Stock] evidenced hereby is subject to the terms of a Restricted Stock Award agreement between BFC Financial Corporation and [Name of Recipient] dated [Date] made pursuant to the terms of the BFC Financial Corporation 2014 Stock Incentive Plan, copies of which are on file at the executive offices of BFC Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

In the event of the Award Recipient’s termination of Service prior to the relevant vesting date or forfeiture of the Shares for any other reason, the Award Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

20. OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Parent, Subsidiary or Affiliate of the Company, nor shall this Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Parent, Subsidiary or Affiliate of the Company, or for any other individual who performs services for the Company or any Parent, Subsidiary or Affiliate of the Company. Notwithstanding the foregoing, after the effective date of this Plan, the Company will not issue any awards under the BFC Financial Corporation 2005 Stock Incentive Plan or the BFC Financial Corporation Stock Option Plan; however, this Plan shall not impact in any manner any awards previously granted under such prior plans.

21. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

22. HEADINGS, ETC. NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference only; they constitute no part of this Plan.

23. SEVERABILITY. If any provision of this Plan is held to be invalid or unenforceable by a court of competent jurisdiction, then such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions of this Plan, and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

BFC FINANCIAL CORPORATION

Form of Proxy
Class A Common Stock

ANNUAL MEETING OF SHAREHOLDERS OF
BFC FINANCIAL CORPORATION
MAY 19, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Seth M. Wise and Raymond S. Lopez, and each of them acting alone, with the power to appoint his substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of BFC Financial Corporation held of record by the undersigned as of the close of business on April 17, 2015 at the Annual Meeting of Shareholders to be held on May 19, 2015 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of ten directors, each for a term expiring at the Company’s 2016 Annual Meeting of Shareholders.

NOMINEES:
Alan B. Levan
John E. Abdo
Darwin Dornbush
Oscar Holzmann
Jarett S. Levan
Alan J. Levy
Joel Levy
William Nicholson
Neil Sterling
Seth M. Wise

2. Approval of an amendment of the Company’s 2014 Stock Incentive Plan to increase the number of shares of the Company’s Class B Common Stock available for grant under the plan from 4,500,000 shares to 8,500,000 shares, resulting in an increase in the total number of shares of the Company’s Class A Common Stock and Class B Common Stock available for grant under the plan from 5,000,000 shares to 9,000,000 shares.

[ ]	FOR ALL NOMINEES	[ ]	FOR

[ ]	WITHHOLD AUTHORITY	[ ]	AGAINST
FOR ALL NOMINEES
		[ ]	ABSTAIN
[ ]	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee's name(s) below.

3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark box if you plan to attend this meeting. [  ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]

Signature of Shareholder:	Date:	Signature of Shareholder:	Date:
NOTE:

Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BFC FINANCIAL CORPORATION

Form of Proxy
Class B Common Stock

ANNUAL MEETING OF SHAREHOLDERS OF
BFC FINANCIAL CORPORATION
MAY 19, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond S. Lopez and Seth M. Wise, and each of them acting alone, with the power to appoint his substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class B Common Stock of BFC Financial Corporation held of record by the undersigned as of the close of business on April 17, 2015 at the Annual Meeting of Shareholders to be held on May 19, 2015 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of ten directors, each for a term expiring at the Company’s 2016 Annual Meeting of Shareholders.

NOMINEES:
Alan B. Levan
John E. Abdo
Darwin Dornbush
Oscar Holzmann
Jarett S. Levan
Alan J. Levy
Joel Levy
William Nicholson
Neil Sterling
Seth M. Wise

2. Approval of an amendment of the Company’s 2014 Stock Incentive Plan to increase the number of shares of the Company’s Class B Common Stock available for grant under the plan from 4,500,000 shares to 8,500,000 shares, resulting in an increase in the total number of shares of the Company’s Class A Common Stock and Class B Common Stock available for grant under the plan from 5,000,000 shares to 9,000,000 shares. (A vote in favor of approval of the amendment by a holder of the Company’s Class B Common Stock will be deemed to constitute a vote in favor of the amendment and the approval required by the Company’s Amended and Restated Articles of Incorporation of the issuance of the additional shares of the Company’s Class B Common Stock pursuant to options and restricted stock awards which may be granted under the plan as a result of the amendment.)

[ ]	FOR ALL NOMINEES	[ ]	FOR

[ ]	WITHHOLD AUTHORITY	[ ]	AGAINST
FOR ALL NOMINEES
		[ ]	ABSTAIN
[ ]	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee's name(s) below.

3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark box if you plan to attend this meeting. [  ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]

Signature of Shareholder:	Date:	Signature of Shareholder:	Date:
NOTE:

Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.